UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2012 – December 31, 2012

(Annual Shareholder Report)

The Report relates solely to Managers Bond Fund, Managers Global Income Opportunity Fund and Managers Special Equity Fund, each a series of The Managers Trust (the “Trust”). The Report does not relate to any other series of the Trust.

Item 1.	Reports to Shareholders

Managers Special Equity Fund

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	12
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	14
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	15
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	17
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution

(12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/12	Ending Account Value 12/31/2012	Expenses Paid During the Period*
Managers Special Equity Fund
Managers Class
Based on Actual Fund Return	1.36%	$1,000	$1,022	$6.91
Hypothetical (5% return before expenses)	1.36%	$1,000	$1,018	$6.90
Institutional Class
Based on Actual Fund Return	1.11%	$1,000	$1,023	$5.64
Hypothetical (5% return before expenses)	1.11%	$1,000	$1,020	$5.63

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

2

Managers Special Equity Fund

Portfolio Manager’s Comments

The Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Federated MDTA, LLC

Federated MDTA, LLC (“MDT”) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings-to-price ratios, tangible book-to-price ratios and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The Portfolio typically holds between 100 and 110 stocks, with no position exceeding 1.3% of the Portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

Lord, Abbett & Co., LLC

The team at Lord, Abbett & Co., LLC (“Lord Abbett”), led by Tom O’Halloran, focuses its stock selection effort on companies that have revenue growth of at least 15% and are experiencing year-to-year operating margin improvement and earnings growth driven by top-line growth, rather than being driven by one-time events or simple cost cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate and the strength of management. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The portion of the Fund managed by Lord Abbett typically holds between 100 and 150 stocks with no individual holding exceeding 5%. Lord Abbett has established a risk constraint that prevents any individual industry from being greater than 25% of the total weight of its portion of the Fund.

Ranger Investment Management, LLC

The team at Ranger Investment Management, L.P. (“Ranger”), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100M and $2B, from which they establish a list of approximately 250 to 300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauge, through a stock scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheets, strong free-cash flows, conservative accounting practices and a seasoned management team. The Portfolio typically contains 35 and 60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a pre-determined price target is achieved, the stock reaches the maximum position size of 5%, capitalization limit of $5 billion or it can be replaced with a better risk/reward opportunity.

Smith Asset Management Group, L.P.

Smith Asset Management Group, L.P.’s (“Smith Group”) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation and moderate portfolio beta. To identify high-earnings-growth companies, Smith screens for rising earnings expectations, improving earnings quality, a high percentage of positive earnings surprise and high earnings growth rate. The Fund’s portfolio managed by Smith will typically hold 100 to 120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000® Index. Stocks are sold from the portfolio if a negative earnings surprise is predicted by the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high or a buyout announcement is made.

THE YEAR IN REVIEW

For the year ended December 31, 2012, the Managers Special Equity Fund Managers Class returned 10.35% and the Institutional Class returned 10.62%, both underperforming the 14.59% return of the Russell 2000® Growth Index.

3

Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

U.S. equity markets posted solid double-digit returns for the year shaking off concerns about the fiscal cliff crisis here in the U.S. and the potential impact to the domestic economy from a recession in Europe and a slowing China. The year started with a continuation of the increased optimism surrounding a potential resolution to the European debt crisis that we witnessed at the end of 2011. This was visible not just via strong double-digit equity returns globally, but also through the sharp reduction in global equity market volatility. However, during the second quarter debt and growth issues dominated the headlines again causing a muted version of the “risk off” trade to return to prominence. The summer months were dominated by the anticipation of a Federal Reserve action in the form of another round of quantitative easing in response to weak economic growth and a sluggish domestic job market. Investors’ expectations were met when the Fed announced their third round of quantitative easing (QE3) in September with a promise of increased purchases of agency mortgage-backed securities and an extension of the promise to keep short-term interest rates at “exceptionally low levels” until mid-2015. As expected the fourth quarter economic landscape was dominated by the U.S. Presidential and Congressional elections and their collective impact on the fiscal cliff. After the elections were completed, markets nervously awaited the outcome of the fiscal cliff negotiations as economists generally predicted dire consequences for the U.S. economy in 2013 if a timely resolution was not reached by the end of the year. Despite a resolution on the tax aspects of the fiscal cliff not being reached until just beyond the final hours, equities and other risk based assets generally held their returns from earlier in the year. For the full calendar year, there was a sharp dichotomy in performance at the sector level within small-cap growth equities with the cyclically geared consumer discretionary, financials and materials sectors posting returns greater than 20%. Meanwhile, energy and utility equities posted negative returns for the year.

The Fund delivered strong absolute performance but underperformed the benchmark Russell 2000® Growth Index. The underperformance was primarily driven by relative weakness within the Fund’s health care and information technology sectors.

LOOKING FORWARD

The team at Managers continues to spend considerable time evaluating the Fund and reaffirming our confidence in the subadvisors within the Fund. This past year was our third calendar year with our existing group of subadvisors, all of whom maintain a growth bias. Although the Fund did not outperform this year as it had in the two years prior, we continue to believe that the changes we made to the Fund subadviser lineup in 2009 will to be beneficial to shareholders long term.

Heading into 2013, the Fund has its largest exposures to more cyclically geared sectors as a healing economy provides this area of the market sufficient opportunities. Entering the year, the consumer discretionary sector is the Fund’s largest absolute and relative sector exposure. While the Fund’s exposure to information technology sector is a slight underweight relative to the benchmark, it still represents 20% of the Fund’s holdings. As macroeconomic headwinds continue to be addressed domestically, the combination of pent-up demand and compelling valuations, particularly relative to historically low-yielding bonds, make small-cap growth equities look compelling even after strong results were generated by the asset class in 2012.

This commentary reflects the viewpoints of Federated MDTA, LLC. Lord, Abbett & Co., LLC, Ranger Investment Management, L.P. and Smith Asset Management Group, L.P. as of December 31, 2012 and is not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The first chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund – Managers Class on December 31, 2002, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

4

Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for Managers Special Equity Fund–Managers Class and the Russell 2000® Growth Index for the same time periods ended December 31, 2012.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Managers Special Equity Fund - Managers Class [2,3]	10.35%	2.34%	7.80%
Russell 2000® Growth Index [4]	14.59%	3.49%	9.80%

The table below shows the average annual total returns for Managers Special Equity Fund–Institutional Class and the Russell 2000® Growth Index for the same time periods ended December 31, 2012.

Average Annualized Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
Managers Special Equity Fund - Institutional Class [2,3]	10.62%	2.60%	4.88%	05/03/04
Russell 2000® Growth Index [4]	14.59%	3.49%	6.38%	05/03/04	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†        Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]         The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, the index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Growth Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Special Equity Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Special Equity Fund**	Russell 2000® Growth Index
Consumer Discretionary	21.7%	16.2%
Information Technology	19.6%	21.5%
Health Care	17.7%	20.3%
Industrials	16.0%	18.0%
Financials	8.0%	7.8%
Energy	6.2%	5.7%
Consumer Staples	5.3%	4.6%
Materials	2.3%	4.8%
Telecommunication Services	0.0%#	0.8%
Utilities	0.0%	0.3%
Other Assets and Liabilities	3.2%	0.0%

**	As a percentage of net assets.
#	Rounds to less than 0.1%

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Air Methods Corp.*	1.8%
Pier 1 Imports, Inc.*	1.5
Wabtec Corp.*	1.4
Coinstar, Inc.	1.3
Centene Corp.	1.2
Steven Madden, Ltd.	1.1
Akorn, Inc.	1.0
Bank of the Ozarks, Inc.	1.0
Healthcare Services Group, Inc.	1.0
HMS Holdings Corp.	0.9
Top Ten as a Group	12.2%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value

Common Stocks - 96.8%
Consumer Discretionary - 21.7%
Aeropostale, Inc.*	23,206	$301,910
ANN, Inc.*	31,883	1,078,921
Asbury Automotive Group, Inc.*	43,660	1,398,430
Ascena Retail Group, Inc.*	52,365	968,229
Belo Corp., Class A	50,600	388,102
Bridgepoint Education, Inc.*	18,943	195,113
Brunswick Corp.	26,743	777,954
Buckle, Inc., The	9,380	418,723
Buffalo Wild Wings, Inc.*	21,317	1,552,304
Cabela’s, Inc.*	16,088	671,674
Capella Education Co.*	9,255	261,269
Cheesecake Factory, Inc., The	10,275	336,198
Children’s Place Retail Stores, Inc., The*	5,817	257,635
Coinstar, Inc.*,1	51,460	2,676,435
Columbia Sportswear Co.[1]	11,574	617,589
Cooper Tire & Rubber Co.	3,400	86,224
Cracker Barrel Old Country Store, Inc.	17,964	1,154,367
Crocs, Inc.*	31,402	451,875
Ctrip.com International, Ltd., ADR*,1	12,035	274,278
Dana Holding Corp.	64,642	1,009,062
Deckers Outdoor Corp.*,1	14,733	593,298
Dick’s Sporting Goods, Inc.	5,579	253,789
Domino’s Pizza, Inc.	1,700	74,035
DSW, Inc., Class A	11,452	752,282
Ethan Allen Interiors, Inc.	9,588	246,507
Express, Inc.*	20,618	311,126
Francesca’s Holdings Corp.*,1	42,161	1,094,500
Genesco, Inc.*	6,085	334,675
GNC Holdings, Inc., Class A	14,481	481,928
Group 1 Automotive, Inc.	24,200	1,500,158
Groupon, Inc.*,1	52,652	256,942
Hibbett Sports, Inc.*	18,347	966,887
HSN, Inc.	20,608	1,135,089
Interval Leisure Group, Inc.	22,840	442,868
Jos. A. Bank Clothiers, Inc.*	19,477	829,331
LifeLock, Inc.*	46,857	380,947
Lumber Liquidators Holdings, Inc.*	7,649	404,097
Meritage Homes Corp.*	19,860	741,771
Movado Group, Inc.	12,500	383,500
Overstock.com, Inc.*	24,420	349,450
PetMed Express, Inc.	14,100	156,510
Pier 1 Imports, Inc.	151,170	3,023,400

	Shares	Value

Pool Corp.	18,800	$795,616
Red Robin Gourmet Burgers, Inc.*	23,260	820,845
Restoration Hardware Holdings, Inc.*,1	10,001	337,334
Saks, Inc.*	24,869	261,373
Sally Beauty Holdings, Inc.*	52,449	1,236,223
Select Comfort Corp.*	14,531	380,276
Six Flags Entertainment Corp.	6,740	412,488
SodaStream International, Ltd.*	2,500	112,225
Sonic Corp.*	152,635	1,588,930
Steven Madden, Ltd.*	53,334	2,254,428
Sturm Ruger & Co., Inc.	5,540	251,516
Tenneco, Inc.*	38,428	1,349,207
Tesla Motors, Inc.*,1	16,684	565,087
Tumi Holdings, Inc.*,1	25,751	536,908
Tupperware Brands Corp.	16,830	1,078,803
Ulta Salon Cosmetics & Fragrance, Inc.	2,864	281,417
Under Armour, Inc., Class A*	2,499	121,276
Valassis Communications, Inc.	28,480	734,214
Vera Bradley, Inc.*,1	1,094	27,459
Vitamin Shoppe, Inc.*	9,700	556,392
World Wrestling Entertainment, Inc., Class A	34,700	273,783
Total Consumer Discretionary		43,565,182
Consumer Staples - 5.3%
Annie’s, Inc.*	31,869	1,065,381
Boston Beer Co., Inc., The, Class A*	1,857	249,674
Cal-Maine Foods, Inc.	9,445	379,878
Casey’s General Stores, Inc.	13,725	728,798
Coca-Cola Bottling Co. Consolidated	2,045	135,992
Fresh Market, Inc., The*	5,125	246,461
Hain Celestial Group, Inc., The*	9,750	528,645
Harris Teeter Supermarkets, Inc.	19,646	757,550
Inter Parfums, Inc.	37,950	738,507
Nu Skin Enterprises, Inc., Class A	20,601	763,267
Pilgrim’s Pride Corp.*	40,800	295,800
Prestige Brands Holdings, Inc.*	35,510	711,265
Pricesmart, Inc.	8,155	628,343
Revlon, Inc., Class A*	16,095	233,378
Rite Aid Corp.*	221,025	300,594
TreeHouse Foods, Inc.*	14,250	742,853
United Natural Foods, Inc.*	35,023	1,876,883
USANA Health Sciences, Inc.*	8,445	278,094
Total Consumer Staples		10,661,363
Energy - 6.2%
Approach Resources, Inc.*	62,000	1,550,620

The accompanying notes are an integral part of these financial statements. 7

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Energy - 6.2% (continued)
Atwood Oceanics, Inc.*	11,204	$513,031
Berry Petroleum Co., Class A	11,185	375,257
Bonanza Creek Energy, Inc.*	1,778	49,411
Callon Petroleum Co.*	166,200	781,140
CARBO Ceramics, Inc.[1]	3,152	246,928
Cheniere Energy, Inc.*	27,659	519,436
Delek US Holdings, Inc.	4,600	116,472
Dril-Quip, Inc.*	9,465	691,418
Energy XXI Bermuda, Ltd.	46,411	1,493,970
GasLog, Ltd.	34,899	433,795
Geospace Technologies Corp.*	3,938	349,970
Gulfport Energy Corp.*	20,260	774,337
Hornbeck Offshore Services, Inc.*	7,239	248,587
Pacific Drilling SA*	140,010	1,321,694
Stone Energy Corp.*	18,764	385,037
Vaalco Energy, Inc.*	48,650	420,822
W&T Offshore, Inc.[1]	36,901	591,523
Western Refining, Inc.	52,651	1,484,232
Total Energy		12,347,680
Financials - 8.0%
Altisource Asset Management Corp.*,1	224	18,368
Altisource Portfolio Solutions SA*	2,241	194,194
Altisource Residential Corp., Class B*,1	747	11,832
Amtrust Financial Services, Inc.	7,300	209,437
Bank of the Ozarks, Inc.	57,080	1,910,467
Cash America International, Inc.[1]	8,077	320,415
eHealth, Inc.*	22,906	629,457
Evercore Partners, Inc., Class A	12,600	380,394
Financial Engines, Inc.*	24,883	690,503
Hilltop Holdings, Inc.*	75,286	1,019,372
Home BancShares, Inc.	34,206	1,129,482
MarketAxess Holdings, Inc.	27,925	985,753
Navigators Group, Inc., The*	8,000	408,560
Netspend Holdings, Inc.*	22,085	261,045
Ocwen Financial Corp.*	11,216	387,961
PrivateBancorp, Inc.	116,780	1,789,070
Signature Bank*	25,571	1,824,235
SVB Financial Group*	22,790	1,275,556
Texas Capital Bancshares, Inc.*	33,243	1,489,951
Western Alliance Bancorp*	29,739	313,152
WisdomTree Investments, Inc.*	7,111	43,519

	Shares	Value

World Acceptance Corp.*	6,470	$482,403
Zillow, Inc., Class A*	8,568	237,762
Total Financials		16,012,888
Health Care - 17.7%
Affymax, Inc.*	3,400	64,600
Agenus, Inc.*	24,100	98,810
Air Methods Corp.	96,942	3,576,190
Akorn, Inc.*	145,630	1,945,617
Align Technology, Inc.*	13,412	372,183
Alnylam Pharmaceuticals, Inc.*	9,905	180,766
AMAG Pharmaceuticals, Inc.*	8,510	125,182
Amedisys, Inc.*	629	7,089
AMN Healthcare Services, Inc.*	37,690	435,319
Analogic Corp.	5,425	403,077
Arena Pharmaceuticals, Inc.*	10,960	98,859
Ariad Pharmaceuticals, Inc.*	19,554	375,046
Array BioPharma, Inc.*	43,655	162,397
athenahealth, Inc.*,1	19,352	1,421,404
BioMarin Pharmaceutical, Inc.*	17,844	878,817
Celldex Therapeutics, Inc.*	24,755	166,106
Centene Corp.*	59,179	2,426,339
Cepheid, Inc.*	7,803	263,819
Chemed Corp.	5,275	361,812
ChemoCentryx, Inc.*	6,300	68,922
Computer Programs & Systems, Inc.	22,040	1,109,494
CryoLife, Inc.	16,095	100,272
Cubist Pharmaceuticals, Inc.*	8,997	378,414
Cyberonics, Inc.*	4,904	257,607
Cynosure, Inc., Class A*	16,300	392,993
DexCom, Inc.*	40,645	553,178
Genomic Health, Inc.*	6,056	165,087
HeartWare International, Inc.*,1	7,047	591,596
HMS Holdings Corp.*	72,824	1,887,598
ICU Medical, Inc.*	2,000	121,860
Impax Laboratories, Inc.*	86,155	1,765,316
Incyte Corp., Ltd.*,1	18,825	312,683
Insulet Corp.*	19,283	409,185
Integra LifeSciences Holdings Corp.*	12,002	467,718
InterMune, Inc.*,1	12,100	117,249
Invacare Corp.	4,665	76,039
Jazz Pharmaceuticals PLC*	9,010	479,332
Medidata Solutions, Inc.*	26,029	1,020,077
Medivation, Inc.*	9,505	486,276

The accompanying notes are an integral part of these financial statements. 8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 17.7% (continued)
Merrimack Pharmaceuticals, Inc.*	20,700	$126,063
Molina Healthcare, Inc.*	15,505	419,565
MWI Veterinary Supply, Inc.*	7,033	773,630
National Research Corp.	3,280	177,776
Natus Medical, Inc.*	17,832	199,362
OncoGenex Pharmaceutical, Inc.*	5,500	72,160
Onyx Pharmaceuticals, Inc.*	6,557	495,250
Orexigen Therapeutics, Inc.*	29,700	156,519
Owens & Minor, Inc.[1]	35,032	998,762
PAREXEL International Corp.*	22,590	668,438
Pharmacyclics, Inc.*,1	13,122	759,764
Questcor Pharmaceuticals, Inc.[1]	10,193	272,357
RTI Biologics, Inc.*	65,715	280,603
Sarepta Therapeutics, Inc.*	18,841	486,098
Spectrum Pharmaceuticals, Inc.	7,675	85,883
STERIS Corp.	40,588	1,409,621
Team Health Holdings, Inc.*	36,529	1,050,939
Theravance, Inc.*,1	4,225	94,091
Trius Therapeutics, Inc.*	29,255	139,839
Vanda Pharmaceuticals, Inc.*	29,210	108,077
Vical, Inc.*	26,990	78,541
Vocera Communications, Inc.*	67,282	1,688,778
WellCare Health Plans, Inc.*	15,913	774,804
Total Health Care		35,441,248
Industrials - 16.0%
Advisory Board Co., The*	38,910	1,820,599
Alaska Air Group, Inc.*	23,586	1,016,321
Allegiant Travel Co.	9,131	670,307
American Science & Engineering, Inc.	7,465	486,793
American Woodmark Corp.*	4,500	125,190
Applied Industrial Technologies, Inc.	21,925	921,069
AZZ, Inc.	14,700	564,921
Beacon Roofing Supply, Inc.*	36,041	1,199,444
Belden, Inc.	4,347	195,572
Brink’s Co., The	41,326	1,179,031
Chart Industries, Inc.*	24,710	1,647,416
Corporate Executive Board Co., The	16,612	788,406
Deluxe Corp.	32,169	1,037,128
DigitalGlobe, Inc.*	10,127	247,504
EMCOR Group, Inc.	5,105	176,684
EnerSys, Inc.*	41,348	1,555,925
Exponent, Inc.*	9,075	506,657
Generac Holdings, Inc.	27,111	930,178
Genesee & Wyoming, Inc., Class A*	10,409	791,917

	Shares	Value

Healthcare Services Group, Inc.	82,030	$1,905,557
HEICO Corp.	6,896	308,665
Hexcel Corp.*	28,452	767,066
HNI Corp.	14,910	448,195
Hub Group, Inc., Class A*	26,750	898,800
Interface, Inc.	25,241	405,875
Knoll, Inc.	31,836	489,001
Meritor, Inc.*	31,300	148,049
Middleby Corp.*	6,890	883,367
Mine Safety Appliances Co.	8,240	351,930
Mueller Industries, Inc.	1,645	82,299
Polypore International, Inc.*,1	6,877	319,780
Portfolio Recovery Associates, Inc.*	5,176	553,107
Proto Labs, Inc.*	14,175	558,779
RBC Bearings, Inc.*	9,012	451,231
RPX Corp.*	41,000	370,640
Standex International Corp.	2,295	117,711
Taser International, Inc.*	36,800	328,992
Thermon Group Holdings, Inc.*	12,668	285,410
Triumph Group, Inc.	27,250	1,779,425
United Rentals, Inc.*	21,199	964,978
United Stationers, Inc.	12,071	374,080
US Ecology, Inc.	8,100	190,674
USG Corp.*,1	13,423	376,784
Wabtec Corp.	32,940	2,883,568
Total Industrials		32,105,025
Information Technology - 19.6%
3D Systems Corp.*,1	13,711	731,482
ADTRAN, Inc.[1]	18,050	352,697
Amkor Technology, Inc.*	8,354	35,505
Angie’s List, Inc.*	44,030	527,920
Anixter International, Inc.	20,881	1,335,966
Applied Micro Circuits Corp.*	116,755	980,742
Arris Group, Inc.*	29,320	438,041
Aruba Networks, Inc.*	29,431	610,693
Aspen Technology, Inc.*	20,366	562,916
AVG Technologies N.V.*	69,980	1,107,783
Bankrate, Inc.*,1	27,070	337,022
CACI International, Inc., Class A*	9,104	500,993
Calix, Inc.*	9,500	73,055
Cavium, Inc.*	22,449	700,633
Ciena Corp.*	29,315	460,245
Cirrus Logic, Inc.*	11,216	324,928
CommVault Systems, Inc.*	9,380	653,880
Concur Technologies, Inc.*	7,987	539,282

The accompanying notes are an integral part of these financial statements. 9

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 19.6% (continued)
Cornerstone OnDemand, Inc.*	21,985	$649,217
CoStar Group, Inc.*	9,637	861,259
Cree, Inc.*,1	18,689	635,052
CSG Systems International, Inc.*	18,700	339,966
Daktronics, Inc.	36,100	399,627
Demand Media, Inc.*	12,850	119,377
EPAM Systems, Inc.*	21,481	388,806
Fair Isaac Corp.	28,997	1,218,744
FARO Technologies, Inc.*	7,319	261,142
First Solar, Inc.*,1	16,054	495,748
Fusion-io, Inc.*,1	16,913	387,815
Heartland Payment Systems, Inc.	14,270	420,965
Imperva, Inc.*	13,215	416,669
Infoblox, Inc.*	21,454	385,528
Inphi Corp.*	63,078	604,287
InvenSense, Inc.*	66,546	739,326
IPG Photonics Corp.	11,677	778,272
Jive Software, Inc.*	25,195	366,083
LivePerson, Inc.*	103,991	1,366,442
Manhattan Associates, Inc.*	8,645	521,639
MAXIMUS, Inc.	29,150	1,842,863
MercadoLibre, Inc.	7,666	602,317
MicroStrategy, Inc., Class A*	3,246	303,111
Millennial Media, Inc.*,1	36,063	451,869
MTS Systems Corp.	8,630	439,526
Netscout Systems, Inc.*	13,530	351,645
NetSuite, Inc.*	10,221	687,873
OpenTable, Inc.*	5,694	277,867
Palo Alto Networks, Inc.*	4,999	267,546
Parametric Technology Corp.*	38,869	874,941
Peregrine Semiconductor Corp.*,1	24,600	376,626
Plantronics, Inc.	9,970	367,594
Progress Software Corp.*	29,339	615,826
Qihoo 360 Technology Co., Ltd., ADR*,1	13,143	390,216
QLIK Technologies, Inc.*	50,207	1,090,496
Ruckus Wireless, Inc.*	2,900	65,337
ServiceNow, Inc.*,1	7,885	236,787

	Shares	Value

Sohu.com, Inc.*	6,872	$325,320
Sourcefire, Inc.*	19,140	903,791
Splunk, Inc.*	13,353	387,504
SPS Commerce, Inc.*	30,673	1,143,183
Stratasys, Ltd.*	9,591	768,719
Synchronoss Technologies, Inc.*	78,233	1,649,934
Tangoe, Inc.*	73,252	869,501
Ultimate Software Group, Inc.*	5,498	519,066
Unisys Corp.*	35,976	622,385
ValueClick, Inc.*	14,500	281,445
Velti PLC*	28,034	126,153
Websense, Inc.*	23,801	357,967
Yelp, Inc.*	26,901	507,084
Total Information Technology		39,334,239
Materials - 2.3%
Coeur d’Alene Mines Corp.*	5,940	146,124
Eagle Materials, Inc.	21,099	1,234,291
Georgia Gulf Corp.	10,700	441,696
Kraton Performance Polymers, Inc.*	63,820	1,533,595
Minerals Technologies, Inc.	11,510	459,479
Molycorp, Inc.*,1	25,631	241,957
Myers Industries, Inc.	9,510	144,076
Schweitzer-Mauduit International, Inc.	8,020	313,021
Total Materials		4,514,239
Telecommunication Services - 0.0%#
Premiere Global Services, Inc.*	8,340	81,565
Total Common Stocks (cost $174,541,903)		194,063,429
Other Investment Companies - 9.6%[2]
BNY Mellon Overnight Government Fund, 0.19%[3]	12,675,364	12,675,364
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	6,613,816	6,613,816
Total Other Investment Companies (cost $19,289,180)		19,289,180
Total Investments - 106.4% (cost $193,831,083)		213,352,609
Other Assets, less Liabilities - (6.4)%		(12,803,124)
Net Assets - 100.0%		$200,549,485

The accompanying notes are an integral part of these financial statements. 10

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $196,872,505 for Federal income tax purposes at December 31, 2012, the aggregate gross unrealized appreciation and depreciation were $23,485,733 and $7,005,629, respectively, resulting in net unrealized appreciation of investments of $16,480,104.

*	Non-income producing security.
#	Rounds to less than 0.1%.
[1]	Some or all of these shares, amounting to a market value of $12,734,430, or approximately 6.3% of net assets, were out on loan to various brokers.
[2]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

As of December 31, 2012, the securities in the Fund were all valued using Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments previously presented in this report. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2012, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements. 11

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments at value* (including securities on loan valued at $12,734,430)	$213,352,609
Cash	6,121
Receivable for investments sold	1,889,950
Dividends, interest and other receivables	413,691
Receivable for Fund shares sold	108,948
Receivable from affiliate	26,713
Prepaid expenses	11,878
Total assets	215,809,910
Liabilities:
Payable upon return of securities loaned	12,675,364
Payable for investments purchased	1,707,296
Payable for fund shares repurchased	559,785
Accrued expenses:
Investment management and advisory fees	152,622
Administrative fees	42,395
Shareholder Servicing fees - Managers Class	38,984
Trustee fees & expenses	1,115
Other	82,864
Total liabilities	15,260,425
Net Assets	$200,549,485
Net Assets Represent:
Paid-in capital	$391,663,579
Undistributed net investment loss	(37,506)
Accumulated net realized loss from investments	(210,598,114)
Net unrealized appreciation of investments	19,521,526
Net Assets	$200,549,485
Managers Shares:
Net Assets	$184,142,372
Shares outstanding	3,061,803
Net asset value, offering and redemption price per share	$60.14
Institutional Class:
Net Assets	$16,407,113
Shares outstanding	267,489
Net asset value, offering and redemption price per share	$61.34
* Investments at cost	$193,831,083

The accompanying notes are an integral part of these financial statements. 12

Statement of Operations

For the year ended December 31, 2012

Investment Income:
Dividend income	$1,917,966 [1]
Securities lending income	336,526
Interest income	690
Total investment income	2,255,182
Expenses:
Investment management and advisory fees	2,116,747
Administrative fees	587,987
Shareholder Servicing fees - Managers Class	547,646
Transfer agent	70,488
Custodian	98,236
Registration fees	61,200
Professional fees	50,935
Reports to shareholders	41,515
Trustees fees and expenses	16,010
Extraordinary expense	8,048
Miscellaneous	11,625
Total expenses before offsets	3,610,437
Expense reimbursements	(444,026)
Expense reductions	(28,269)
Net expenses	3,138,142
Net investment loss	(882,960)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	30,311,197
Net change in unrealized appreciation (depreciation) of investments	(4,258,379)
Net realized and unrealized gain	26,052,818
Net increase in net assets resulting from operations	$25,169,858

[1]	Includes non-recurring dividends of $852,431.

The accompanying notes are an integral part of these financial statements. 13

Statements of Changes in Net Assets

For the year ended December 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(882,960)	$(2,850,490)
Net realized gain on investments	30,311,197	42,550,826
Net change in unrealized appreciation (depreciation) of investments	(4,258,379)	(37,008,078)
Net increase in net assets resulting from operations	25,169,858	2,692,258
Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	13,657,712	152,829,719
Cost of shares repurchased	(96,985,080)	(189,754,386)
Net decrease from Managers Class share transactions	(83,327,368)	(36,924,667)
Institutional Class:
Proceeds from sale of shares	4,033,024	11,950,135
Cost of shares repurchased	(3,145,437)	(3,388,450)
Net increase from Institutional Class share transactions	887,587	8,561,685
Net decrease from capital share transactions	(82,439,781)	(28,362,982)
Total decrease in net assets	(57,269,923)	(25,670,724)
Net Assets:
Beginning of year	257,819,408	283,490,132
End of year	$200,549,485	$257,819,408
End of year undistributed net investment loss	$(37,506)	$(53,875)

Share Transactions:
Managers Class:
Sale of shares	228,746	2,679,236
Shares repurchased	(1,640,865)	(3,492,876)
Net decrease in shares	(1,412,119)	(813,640)
Institutional Class:
Sale of shares	67,753	224,397
Shares repurchased	(52,036)	(62,207)
Net increase in shares	15,717	162,190

The accompanying notes are an integral part of these financial statements. 14

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$54.51	$52.71	$39.60	$30.28	$64.27
Income from Investment Operations:
Net investment loss[1]	(0.24)[4]	(0.50)	(0.41)	(0.34)	(0.28)
Net realized and unrealized gain (loss) on investments[1]	5.87	2.30	13.52	9.66	(27.93)
Total from investment operations	5.63	1.80	13.11	9.32	(28.21)
Less Distribution to Shareholder from:
Net realized gain from investments	—	—	—	—	(5.78)
Net Asset Value, End of Year	$60.14	$54.51	$52.71	$39.60	$30.28
Total Return[2]	10.35%	3.41%[5]	33.11%	30.78%	(43.49)%
Ratio of net expenses to average net assets	1.35%[6]	1.37%[7]	1.48%	1.58%	1.48%
Ratio of net investment loss to average net assets[2]	(0.40)%[6]	(0.89)%	(0.95)%	(1.08)%	(0.52)%
Portfolio turnover	107%	126%	138%	186%	138%
Net assets at end of year (000’s omitted)	$184,142	$243,858	$278,701	$221,159	$352,106

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.55%	1.54%	1.55%	1.61%	1.51%
Ratio of net investment loss to average net assets	(0.60)%	(1.06)%	(1.02)%	(1.11)%	(0.55)%

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$55.45	$53.43	$40.04	$30.56	$64.71
Income from Investment Operations:
Net investment loss[1]	(0.05)[4]	(0.29)	(0.30)	(0.26)	(0.15)
Net realized and unrealized gain (loss) on investments[1]	5.94	2.31	13.69	9.74	(28.16)
Total from investment operations	5.89	2.02	13.39	9.48	(28.31)
Less Distributions to Shareholders from:
Net realized gain from investments	—	—	—	—	(5.84)
Net Asset Value, End of Year	$61.34	$55.45	$53.43	$40.04	$30.56
Total Return[2]	10.62%	3.78%	33.44%[5]	31.02%[5]	(43.35)%
Ratio of net expenses to average net assets	1.10%[6]	1.12%[7]	1.23%	1.33%	1.23%
Ratio of net investment loss to average net assets[2]	(0.08)%[6]	(0.53)%	(0.70)%	(0.83)%	(0.29)%
Portfolio turnover	107%	126%	138%	186%	138%
Net assets at end of year (000’s omitted)	$16,407	$13,961	$4,786	$8,028	$92,439

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.30%	1.29%	1.30%	1.36%	1.26%
Ratio of net investment loss to average net assets	(0.28)%	(0.70)%	(0.77)%	(0.86)%	(0.32)%

15

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.45) and $(0.27) for the Managers Class and Institutional Class, respectively.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Includes non-routine extraordinary expenses amounting to $7,399 or 0.003% and $649 or 0.004% of average net assets for the Managers Class and Institutional Class, respectively.
[7]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 1.11% from 1.14%. For the period April 1, 2011 through June 30, 2011, the Fund’s expense cap was 1.14%. From January 1, 2011 through March 31, 2011, the Fund’s expense cap was 1.19%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

14

Notes to Financial Statements

December 31, 2012

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment;

(ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the

17

Notes to Financial Statements (continued)

circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2012, the amount by which the Fund’s expenses were reduced and the impact on the expense ratio if any, was: $28,207 or 0.01%.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective

90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that otherwise would be charged to the Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the year ended December 31, 2012, overdraft fees equaled $2.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense was reduced by $62.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$205,491,204
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	2,079,601

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

18

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns as of December 31, 2012 and for all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration date listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
	Short-Term	Long-Term	December 31,
(Pre-Enactment)	$21,869,427		2016
(Pre-Enactment)	183,621,777		2017

Total	$205,491,204	—

For the year ended December 31, 2012, the Fund utilized capital loss carryovers in the amount of $29,638,144.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 51%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the

Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2012 the investment management fee rate, as a percentage of average daily net assets, was 0.90%.

The Investment Manager has contractually agreed, until at least May 1, 2013, to waive management fees and/or reimburse Fund expenses, in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.11% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. For the year ended December 31, 2012, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/11	$550,121
Additional Reimbursements	444,026
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/12	$994,147

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

19

Notes to Financial Statements (continued)

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Additional expenses to the Managers Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.25% of the Managers Class shares average daily net assets. The actual expense and the impact on the expense ratio for the year ended December 31, 2012, was $547,646, or 0.25%.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2012, the Fund lent to other Managers Funds varying amounts not exceeding $2,271,746 for 5 days earning interest of $575. The interest earned is included in the Statement of Operations as interest income. At December 31, 2012, the Fund had no loans outstanding.

For the year ended December 31, 2012, the Fund executed the following transactions at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board:

June 7, 2012 – sold 1,455 shares of Titan Machinery, Inc. at $27.97 to Lord Abbett Small Cap Fund.

June 26, 2012 – bought 2,554 shares of Portfolio Recovery Assoc. at $85.28 from Lord Abbett Small Cap Blend Fund.

July 17, 2012 –bought 300 shares of Portfolio Recovery Assoc. at $90.58 from Lord Abbett Small Cap Blend Fund.

July 18, 2012 – bought 300 shares of Texas Capital Bancshares at $43.00 from Lord Abbett Research Fund, Small-Cap Value Series.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were $244,279,626 and $326,848,925, respectively. There were no purchases or sales of U.S. Government Obligations for the Fund.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012, the Fund participated in the program.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However the Fund has had no prior claims or losses and expects the risk of loss to be remote.

6.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with

20

Notes to Financial Statements (continued)

master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Fund’s financial statements and disclosures.

7.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information(unaudited)

Managers Special Equity hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2012 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Special Equity Fund hereby designate $0, as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such year.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

23

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERs PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Managers Bond Fund

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	18
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	19
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	20
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	21
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

TRUSTEES AND OFFICERS	28

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution
(12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expenses Paid During the Period*
Managers Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$1,064	$5.14
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

2

Managers Bond Fund

Portfolio Manager’s Comments

The Year in Review

The Managers Bond Fund returned 12.04% for the year ended December 31, 2012, beating the Barclay’s U.S. Government/Credit Index, which returned 4.82%

During the year, the Fund delivered solid absolute and relative performance versus the benchmark. At the beginning of 2012, the Fund solidly outperformed its benchmark with the strong performance due to a combination of good security selection and portfolio positioning. In particular, the Fund’s underweight to U.S. Treasuries and exposure to corporates, A-rated and BBB-rated bonds, high yield, convertibles, and non-U.S. Dollar bonds helped performance. This was against the backdrop of central banks around the world sending a rush of liquidity into the global financial system with this coordinated effort helping to stem the risk of a major European credit crunch that was brewing at the close of 2011. Risk assets generally responded very well to easy money policies early in the year and the Fund’s exposure to these was rewarded with strong performance.

The second quarter was the only quarter the Fund underperformed during the year, albeit while generating a positive return. During that quarter, investors flocked to higher-quality assets in response to the mounting stress, and this drove sovereign bond yields lower in perceived safe haven countries such as the U.S., U.K., Germany, Switzerland, and Japan. Underperformance during this period was generally proportional to the quantity of out-of-benchmark allocations, with non-U.S. Dollar denominated and convertible securities having the most detractive effect on returns. The Fund’s underweight to U.S. Treasuries also hurt relative results since most spread products generated negative returns during yet another period when “risk off” returned to favor.

During the summer months, aggressive policy responses from major central banks were dominant forces as the European Central Bank, Federal Reserve (Fed), Bank of Japan, and other central banks took decisive action prompted by the escalating European sovereign debt crisis, slowing global growth, financial market volatility, and the then impending U.S. “fiscal cliff.” The policy moves helped reduce the risk that a large country like Spain or Italy would face a major sovereign debt funding squeeze and be forced out of the Euro. Against this backdrop, the Fund generated strong absolute and relative returns. Outperformance was due to a combination of strong security selection and favorable positioning. The underweight to U.S. Treasuries and overweight to U.S. corporates were the main contributors to strong relative results while high yield and non-U.S. Dollar exposure also helped returns.

The final quarter of 2012 was the icing on the cake of an exceptional year for the credit sectors. Fourth-quarter credit gains stemmed in part from uncommonly aggressive monetary policy responses in the third quarter. As economic growth continued to undershoot expectations, major central banks made clear they were dissatisfied with the status quo of tepid economic growth and high unemployment. The Fed went so far as to tie its monetary policy to the level of the unemployment rate. Financial markets seemed encouraged that risky assets would ride the tailwind of unconventional central bank policies through 2013, at least. With markets appearing to discount aggressive policy easing for some time to come, assets across the credit spectrum enjoyed very good performance during the last three months of the year. The Fund put forth positive returns in the fourth quarter as the rally in the credit markets persisted in both October and much of December. Outperformance was driven by holdings of investment grade corporates and out-of-benchmark allocations, with high yield, non-USD denominated, and convertible securities providing the bulk of excess returns.

LOOKING FORWARD

From Treasuries to mortgages, investment grade and high yield credits, and emerging market debt, the low level of yields at once illustrates and reinforces the global thirst for yield. This thirst for yield has left many scratching their heads, pondering the hypothesis that unconventional monetary policies are, unequivocally, a recipe for runaway inflation. The only major inflation we have seen in recent years is bond price inflation.

We expect the global thirst for yield to persist in 2013; however, investors were treated to some outstanding bond returns in 2012 that are unlikely to repeat in 2013. The math of fixed income returns becomes more difficult with a steady decline in yields. Instead of high single-digit returns on investment grade corporate bonds and even double-digit returns on high yield and emerging market bonds, investors need to adjust their expectations lower. We believe bonds can still generate positive returns, but going forward, a fixed income investor’s returns should be closer to the yield a bond offers when it is purchased and should not incorporate much in the way of price appreciation.

Still, we believe some fixed income sectors could produce mid-single-digit returns in 2012, including bank loans, convertible bonds, high yield, and RMBS. We continue to like the investment grade credit markets in the U.S. and Europe but think emerging market companies that issue debt denominated in dollars and euros should perform better. Currently, there is not a lot of value in high-quality sovereign bonds such as Treasuries, bunds or gilts-unless a major economic downturn or financial accident develops; however, an event like this is not part of Loomis Sayles’ base-case outlook for 2013.

Selected sovereign bonds from Mexico, Italy, Poland, Turkey, Malaysia, Thailand, and the Philippines could produce returns competitive with corporate credit risk in 2013. The drive lower in investment grade and high yield corporate bond yields should prompt investors to scour the globe for alternatives, and local currency emerging market bonds should continue to see flows. We suggest investors do their currency research, as there were some high-profile emerging currency flops in 2012: Brazil, South Africa, and Indonesia.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2012 and is not intended as a forecast or guarantee of future results.

3

Managers Bond Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 2002, to a $10,000 investment made in the Barclays U.S. Government/Credit Bond Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced. Past performance is not indicative of future results.

The table below shows the average annual total returns for the Managers Bond Fund and the Barclays U.S. Government/Credit Bond Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Bond Fund [2,3,4,5]	12.04%	7.57%	7.08%
Barclays U.S. Government/Credit Bond Index[6]	4.82%	6.06%	5.25%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which may have resulted in higher returns.

[3]         The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]          Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]         High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[6]         The Barclays U.S. Government/Credit Bond Index is an index of investment-grade government and corporate bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays U.S. Government/ Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Managers Bond Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Category	Managers Bond Fund**
Corporate Bonds and Notes	63.1%
U.S. Government and Agency Obligations	21.5%
Foreign Government and Agency Obligations	5.7%
Asset-Backed Securities	2.2%
Municipal Bonds	1.1%
Common Stocks	0.8%
Bank Loan Obligations	0.5%
Preferred Stocks	0.5%
Mortgage-Backed Securities	0.2%
Other Assets and Liabilities	4.4%

**	As a percentage of net assets

Rating	Managers Bond Fund***
U.S. Treasury & Agency	23.0%
Aaa	5.2%
Aa	2.8%
A	16.7%
Baa	41.2%
Ba & lower	10.4%
Not Rated	0.7%

***	As a percentage of market value of fixed income securities Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
U.S. Treasury Note, 0.250%, 05/31/14*	9.5%
U.S. Treasury Note, 0.250%, 02/28/14*	5.3
Springleaf Finance Corp., MTN, Series J, 6.900%, 12/15/17*	2.2
Southwestern Electric Power Co., 6.450%, 01/15/19*	2.0
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18*	1.8
Merrill Lynch & Co., Inc., 6.110%, 01/29/37*	1.7
EQT Corp., 6.500%, 04/01/18*	1.7
Nisource Finance Corp., 6.400%, 03/15/18*	1.4
DP World, Ltd., 6.850%, 07/02/37	1.4
Morgan Stanley, GMTN, 5.500%, 07/24/20	1.4
Top Ten as a Group	28.4%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2012

		Principal Amount†	Value

Asset-Backed Securities - 2.2%
Chase Issuance Trust, Series 2007-B1, Class B-1, 0.459%, 04/15/19 (01/15/13)[1]		$17,040,000	$16,952,363
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)		6,830,692	7,113,045
Sierra Receivables Funding Co., LLC, Series 2010-2A, Class A, 3.840%, 11/20/25 (a)		7,398,372	7,567,151
Trinity Rail Leasing, L.P.,
Series 2009-1A, Class A, 6.657%, 11/16/39 (a)		4,390,214	5,180,286
Series 2012-1A, Class A1, 2.266%, 01/15/43 (a)		3,750,000	3,731,441
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 07/15/41 (a)		8,956,334	9,556,005
World Financial Network Credit Card Master Trust, Series 2010-A, 6.750%, 04/15/19		1,000,000	1,103,051
Total Asset-Backed Securities (cost $47,382,174)			51,203,342
Bank Loan Obligations - 0.5%
Flying Fortress, Inc., Term Loan, 5.000%, 06/30/17 (cost $11,325,600)		11,440,000	11,525,800

		Shares
Common Stocks - 0.8%
PPG Industries, Inc. (Materials) (cost $10,696,329)		145,736	19,725,368

		Principal Amount†
Corporate Bonds and Notes - 63.1%
Financials - 27.1%
Ally Financial, Inc., 8.000%, 11/01/31		$1,267,000	1,604,339
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		7,909,037	8,510,915
American International Group, Inc.,
8.175%, 05/15/58[2]		10,530,000	13,715,325
MTN, 5.450%, 05/18/17		485,000	557,030
MTN, Series G, 5.850%, 01/16/18		1,940,000	2,293,462
Bank of America Corp.,
7.625%, 06/01/19		2,906,000	3,718,433
MTN, 5.000%, 05/13/21		2,475,000	2,825,589
Camden Property Trust, 5.700%, 05/15/17		5,205,000	5,990,773
Cantor Fitzgerald, L.P.,
6.375%, 06/26/15 (a)		8,115,000	8,219,188
7.875%, 10/15/19 (a)[3]		3,145,000	3,224,345
Citigroup, Inc.,
5.500%, 10/15/14		18,680,000	20,040,670
6.125%, 08/25/36		10,760,000	11,727,077
6.250%, 06/29/17	NZD	37,108,000	32,480,777
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands,
3.375%, 01/19/17		1,930,000	2,073,372
3.875%, 02/08/22		11,250,000	12,106,395
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		13,725,000	16,531,529
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000	2,526,353
6.500%, 01/15/18		5,000,000	5,928,375
Equifax, Inc., 7.000%, 07/01/37		4,421,000	5,570,858

The accompanying notes are an integral part of these financial statements. 6

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Financials - 27.1% (continued)
Equity One, Inc., 6.000%, 09/15/17		$5,915,000	$6,775,195
ERP Operating, L.P.,
5.125%, 03/15/16		600,000	669,154
5.750%, 06/15/17		925,000	1,091,178
Export-Import Bank of Korea, 8.300%, 03/15/14 (a)	IDR	1,400,000,000	149,057
First Industrial, L.P., 5.950%, 05/15/17		15,000,000	16,051,305
General Electric Capital Corp.,
6.500%, 09/28/15	NZD	15,265,000	13,458,372
6.750%, 09/26/16[4]	NZD	6,390,000	5,776,458
EMTN, 5.500%, 02/01/17	NZD	6,250,000	5,432,744
GMTN, 7.625%, 12/10/14	NZD	9,365,000	8,301,716
Goldman Sachs Group, Inc., The, 6.750%, 10/01/37		14,590,000	16,535,241
Hanover Insurance Group, Inc., The, 7.500%, 03/01/20		6,475,000	7,675,905
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000	4,150,293
7.500%, 04/15/18		2,405,000	2,901,777
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[2]		900,000	907,875
iStar Financial, Inc.,
5.700%, 03/01/14		15,000	15,338
5.850%, 03/15/17		325,000	318,500
5.875%, 03/15/16		1,340,000	1,340,000
6.050%, 04/15/15		620,000	623,100
JPMorgan Chase & Co.,
7.700%, 06/01/16 (a)	IDR	19,000,000,000	2,097,837
Series EMTN, 1.053%, 05/30/17 (01/31/13)[1]	GBP	1,500,000	2,278,487
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)[4]		17,940,000	19,823,162
Marsh & McLennan Cos., Inc., 5.875%, 08/01/33		10,360,000	12,083,438
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[2]		525,000	89,250
Merrill Lynch & Co., Inc.,
6.050%, 05/16/16		900,000	990,771
6.110%, 01/29/37		38,050,000	41,533,477
10.710%, 03/08/17	BRL	2,500,000	1,358,364
EMTN, 4.625%, 09/14/18[4]	EUR	1,750,000	2,432,722
MTN, Series C, 6.050%, 06/01/34		22,100,000	24,133,996
Morgan Stanley,
0.820%, 10/15/15 (01/15/13)[1]		300,000	290,690
3.450%, 11/02/15		2,360,000	2,458,905
4.750%, 04/01/14[4]		8,355,000	8,651,394
4.875%, 11/01/22		1,455,000	1,506,498
5.750%, 01/25/21		400,000	456,814
GMTN, 5.500%, 01/26/20		500,000	560,897
GMTN, 5.500%, 07/24/20		29,000,000	32,625,290
MTN, 0.775%, 10/18/16 (01/18/13)[1]		2,000,000	1,901,270
MTN, 5.625%, 09/23/19		7,500,000	8,482,350

The accompanying notes are an integral part of these financial statements. 7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Financials - 27.1% (continued)
Morgan Stanley,
MTN, 6.250%, 08/09/26		$11,000,000	$12,909,732
MTN, 6.625%, 04/01/18		3,095,000	3,647,690
Series GMTN, 8.000%, 05/09/17[4]	AUD	8,100,000	9,295,187
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000	16,346,864
National City Bank of Indiana, 4.250%, 07/01/18		6,310,000	6,991,171
National City Corp., 6.875%, 05/15/19		1,905,000	2,376,642
National Life Insurance Co., 10.500%, 09/15/39 (a)		5,000,000	6,963,935
Nationwide Mutual Insurance Co., 6.600%, 04/15/34 (a)		3,325,000	3,345,881
Newfield Exploration Co., 5.625%, 07/01/24		6,320,000	6,825,600
Old Republic International Corp., 3.750%, 03/15/18[5]		15,805,000	16,447,078
Penn Mutual Life Insurance Co., The, 7.625%, 06/15/40 (a)		8,885,000	11,237,837
ProLogis, L.P.,
5.625%, 11/15/15		345,000	380,671
5.750%, 04/01/16		280,000	312,059
Realty Income Corp.,
5.750%, 01/15/21		1,435,000	1,684,750
6.750%, 08/15/19		6,240,000	7,724,571
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22		4,650,000	4,907,991
Santander Financial Issuances, Ltd., 7.250%, 11/01/15		500,000	520,000
Santander Issuances SAU,
5.911%, 06/20/16 (a)		1,100,000	1,127,500
6.500%, 08/11/19 (a)[2]		900,000	910,337
Santander US Debt SAU, 3.724%, 01/20/15 (a)		2,700,000	2,712,258
Simon Property Group, L.P., 5.750%, 12/01/15		445,000	501,268
Sirius International Group Ltd., 6.375%, 03/20/17 (a)		4,555,000	4,974,789
SLM Corp.,
5.000%, 04/15/15		50,000	52,706
5.375%, 05/15/14		300,000	313,654
8.450%, 06/15/18		18,665,000	21,838,050
Societe Generale SA, 5.200%, 04/15/21 (a)		7,000,000	7,758,289
Springleaf Finance Corp.,
MTN, 5.400%, 12/01/15		5,000,000	4,725,000
MTN, Series J, 6.900%, 12/15/17		57,315,000	51,296,925
WEA Finance LLC / WT Finance Australia Pty., Ltd., 6.750%, 09/02/19 (a)		8,325,000	10,313,276
Willis North America, Inc.,
6.200%, 03/28/17		5,350,000	6,090,841
7.000%, 09/29/19		2,860,000	3,370,413
Total Financials			643,476,590
Industrials - 28.6%
Alcatel-Lucent USA, Inc.,
6.450%, 03/15/29		4,335,000	3,294,600
6.500%, 01/15/28		305,000	229,513
America Movil SAB de CV, Series 12, 6.450%, 12/05/22	MXN	169,300,000	13,443,792

The accompanying notes are an integral part of these financial statements. 8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 28.6% (continued)
APL, Ltd., 8.000%, 01/15/24[3]	$250,000	$231,250
ArcelorMittal,
6.000%, 03/01/21 (b)[4]	150,000	149,570
6.125%, 06/01/18[4]	4,580,000	4,641,830
6.750%, 02/25/22 (b)[4]	1,600,000	1,679,224
7.250%, 03/01/41 (b)	11,065,000	10,262,787
7.500%, 10/15/39 (b)	6,604,000	6,207,760
AT&T, Inc., 4.350%, 06/15/45 (a)	2,491,000	2,502,200
Canadian Pacific Railway Co., 5.750%, 03/15/33	195,000	225,011
CenturyLink, Inc.,
Series P, 7.600%, 09/15/39	9,335,000	9,689,749
Series S, 6.450%, 06/15/21	13,395,000	14,801,462
Chesapeake Energy Corp.,
2.500%, 05/15/37[4,5]	3,800,000	3,420,000
2.750%, 11/15/35[4,5]	1,560,000	1,491,750
6.625%, 08/15/20	55,000	58,988
6.875%, 11/15/20	85,000	92,119
Choice Hotels International, Inc., 5.700%, 08/28/20	11,900,000	12,911,500
Cigna Corp., 6.150%, 11/15/36	6,830,000	8,326,494
Continental Airlines, Inc.,
1999-1 Class B Pass Through Trust, Series 991B, 6.795%, 08/02/18	20,489	21,333
2000-1 Class A-1 Pass Through Trust, Series 00A1, 8.048%, 11/01/20	82,486	93,415
2007-1 Class A Pass Through Trust, Series 071A, 5.983%, 04/19/22	16,223,423	18,068,027
2007-1 Class B Pass Through Trust, Series 071B,, 6.903%, 04/19/22	5,281,760	5,651,483
Corning, Inc.,
6.850%, 03/01/29	9,142,000	11,215,232
7.250%, 08/15/36	1,185,000	1,508,974
Cummins, Inc.,
5.650%, 03/01/98	11,235,000	11,676,007
6.750%, 02/15/27	2,853,000	3,544,057
Cytec Industries, Inc., 6.000%, 10/01/15	875,000	965,486
Darden Restaurants, Inc., 6.000%, 08/15/35	2,635,000	2,904,305
Delta Air Lines, Inc.,
2007-1 Class B Pass Through Trust, Series 071B, 8.021%, 08/10/22	10,238,829	11,198,207
2010-1 Class A Pass Through Trust, Series 1A, 6.200%, 07/02/18[4]	4,409,366	4,971,560
Dillard’s, Inc., 7.000%, 12/01/28	225,000	226,688
DP World, Ltd., 6.850%, 07/02/37 (a)	28,350,000	33,204,937
Embarq Corp., 7.995%, 06/01/36	5,830,000	6,439,357
Energy Transfer Partners, L.P.,
6.125%, 02/15/17	700,000	810,061
6.625%, 10/15/36	1,805,000	2,119,473
Enterprise Products Operating LLC, 4.050%, 02/15/22	8,450,000	9,340,317
EQT Corp., 6.500%, 04/01/18	35,420,000	41,175,892

The accompanying notes are an integral part of these financial statements. 9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 28.6% (continued)
ERAC USA Finance LLC,
6.375%, 10/15/17 (a)	$4,910,000	$5,938,463
6.700%, 06/01/34 (a)	1,250,000	1,513,486
7.000%, 10/15/37 (a)	19,033,000	24,168,655
Foot Locker, Inc., 8.500%, 01/15/22	570,000	640,081
Ford Motor Co., 6.375%, 02/01/29	1,990,000	2,225,431
Georgia-Pacific LLC, 5.400%, 11/01/20 (a)	5,175,000	6,156,356
HCA, Inc., 7.500%, 11/06/33	75,000	75,375
Intel Corp.,
2.950%, 12/15/35[5]	8,030,000	8,326,106
3.250%, 08/01/39[5]	15,000,000	17,578,125
Intuit, Inc., 5.750%, 03/15/17	3,560,000	4,106,610
Kinder Morgan Energy Partners, L.P.,
5.300%, 09/15/20	8,100,000	9,441,060
5.950%, 02/15/18	36,530,000	43,737,844
Marks & Spencer PLC, 7.125%, 12/01/37 (a)	4,725,000	5,227,972
Masco Corp.,
5.850%, 03/15/17	8,150,000	8,869,645
6.500%, 08/15/32	955,000	987,837
7.125%, 03/15/20[4]	8,815,000	10,255,644
7.750%, 08/01/29	1,070,000	1,190,050
Mead Corp., The, 7.550%, 03/01/47	970,000	1,098,077
Methanex Corp.,
5.250%, 03/01/22	350,000	388,192
6.000%, 08/15/15	3,825,000	4,133,597
Micron Technology, Inc.,
1.875%, 06/01/14[5]	175,000	173,469
Series B, 1.875%, 08/01/31[5]	5,000	4,569
Series C, 2.375%, 05/01/32 (a)[5]	20,000	19,275
Missouri Pacific Railroad Co., 5.000%, 01/01/45[3]	825,000	723,335
New Albertsons, Inc.,
6.625%, 06/01/28	1,015,000	540,488
7.450%, 08/01/29	3,195,000	1,789,200
7.750%, 06/15/26	915,000	514,688
NGPL PipeCo LLC, 7.119%, 12/15/17 (a)[4]	21,980,000	23,958,200
Northwest Airlines, 2007-1 Class B Pass Through Trust, Series 41091, 8.028%, 11/01/17	4,830,029	5,222,227
Owens & Minor, Inc., 6.350%, 04/15/16[3]	1,355,000	1,486,237
Owens Corning,
6.500%, 12/01/16	925,000	1,039,390
7.000%, 12/01/36	9,175,000	10,151,826
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17	5,520,000	6,605,309
7.000%, 06/15/18	26,505,000	32,295,653

The accompanying notes are an integral part of these financial statements. 10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Industrials - 28.6% (continued)
Plains All American Pipeline L.P./PAA Finance Corp.,
6.125%, 01/15/17		$1,770,000	$2,087,239
6.500%, 05/01/18		8,975,000	11,079,772
Portugal Telecom International Finance, B.V., EMTN, 4.500%, 06/16/25	EUR	500,000	596,647
PulteGroup, Inc.,
6.000%, 02/15/35		11,585,000	10,774,050
6.375%, 05/15/33		5,135,000	5,122,162
Qwest Capital Funding, Inc.,
6.500%, 11/15/18		620,000	703,213
6.875%, 07/15/28		1,190,000	1,212,871
7.625%, 08/03/21		2,135,000	2,340,045
Qwest Corp.,
6.875%, 09/15/33		7,209,000	7,245,045
7.200%, 11/10/26		435,000	437,393
7.250%, 09/15/25		1,185,000	1,373,084
7.250%, 10/15/35		2,165,000	2,289,054
Reliance Holdings USA, Inc., 5.400%, 02/14/22 (a)		3,250,000	3,635,050
Reynolds American, Inc.,
6.750%, 06/15/17		8,170,000	9,866,239
7.250%, 06/15/37		980,000	1,285,104
Rowan Cos., Inc., 7.875%, 08/01/19		4,710,000	5,815,753
RR Donnelley & Sons Co., 8.250%, 03/15/19		2,230,000	2,252,300
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)		3,300,000	4,264,491
Telecom Italia Capital SA,
6.000%, 09/30/34		5,965,000	5,830,787
6.375%, 11/15/33		4,865,000	4,901,487
Telekom Malaysia Bhd, 7.875%, 08/01/25 (a)		250,000	359,042
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)		3,000,000	3,592,863
Toro Co., The, 6.625%, 05/01/37[3]		6,810,000	7,149,199
Transocean, Inc., 7.375%, 04/15/18		500,000	594,913
UAL, Series 2007-1, 6.636%, 07/02/22		14,130,713	15,190,516
United States Steel Corp.,
6.650%, 06/01/37		3,595,000	3,127,650
7.000%, 02/01/18[4]		7,310,000	7,803,425
US Airways, 2011-1 Class A Pass Through Trust, Series 2011 A, 7.125%, 10/22/23		3,625,825	4,079,053
USG Corp., 6.300%, 11/15/16		1,410,000	1,459,350
Vale Overseas Ltd., 6.875%, 11/21/36		3,665,000	4,543,061
Verizon New England, Inc., 7.875%, 11/15/29		2,390,000	3,175,082
Verizon Pennsylvania, Inc., 6.000%, 12/01/28		1,335,000	1,565,069
Western Union Co., The, 6.200%, 06/21/40		130,000	132,172
Weyerhaeuser Co.,
6.875%, 12/15/33		12,890,000	15,395,636
7.375%, 10/01/19		3,915,000	4,838,689
7.375%, 03/15/32		1,930,000	2,431,945

The accompanying notes are an integral part of these financial statements. 11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Industrials - 28.6% (continued)
White Pine Hydro LLC,
6.310%, 07/10/17 (a)[3]		$1,700,000	$1,689,791
6.960%, 07/10/37 (a)[3]		1,645,000	1,583,191
Wyndham Worldwide Corp.,
5.750%, 02/01/18		950,000	1,061,923
6.000%, 12/01/16		6,430,000	7,272,124
7.375%, 03/01/20		7,220,000	8,690,866
Total Industrials			678,224,228
Utilities - 7.4%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)		21,130,000	26,254,025
Ameren Energy Generating Co., Series H, 7.000%, 04/15/18[4]		4,500,000	3,262,500
Bruce Mansfield Unit, 6.850%, 06/01/34		9,994,601	10,414,375
DCP Midstream LLC, 6.450%, 11/03/36 (a)		870,000	994,893
EDP Finance, B.V., 4.900%, 10/01/19 (a)		600,000	594,471
Endesa SA/Cayman Islands, 7.875%, 02/01/27		2,900,000	3,531,411
Enel Finance International N.V.,
5.125%, 10/07/19 (a)		3,700,000	3,910,393
6.000%, 10/07/39 (a)		18,382,000	17,800,155
Series EMTN, 5.750%, 09/14/40	GBP	210,000	310,638
Iberdrola Finance Ireland, Ltd., 3.800%, 09/11/14 (a)		975,000	1,001,459
ITC Holdings Corp., 5.875%, 09/30/16 (a)		2,410,000	2,738,811
Mackinaw Power LLC, 6.296%, 10/31/23 (a)[3]		7,284,486	7,693,728
Nisource Finance Corp.,
6.400%, 03/15/18		27,910,000	33,645,031
6.800%, 01/15/19		11,625,000	14,265,014
Southwestern Electric Power Co., 6.450%, 01/15/19		39,195,000	47,702,432
Tenaga Nasional Bhd, 7.500%, 11/01/25 (a)		2,000,000	2,783,998
Total Utilities			176,903,334
Total Corporate Bonds and Notes (cost $1,297,083,201)			1,498,604,152
Foreign Government and Agency Obligations - 5.7%
Alberta Notes, Province of, 5.930%, 09/16/16	CAD	85,757	93,785
Brazil Bonds, Republic of, 10.250%, 01/10/28	BRL	5,750,000	3,699,939
Brazilian Government International Bond, 8.500%, 01/05/24	BRL	6,650,000	3,954,273
Canadian Government Notes,
1.750%, 03/01/13	CAD	400,000	402,630
2.500%, 06/01/15	CAD	14,775,000	15,323,845
3.000%, 12/01/15	CAD	15,225,000	16,070,357
3.500%, 06/01/13	CAD	5,964,000	6,056,095
European Bank for Reconstruction & Development, Series GMTN, 9.000%, 04/28/14	BRL	2,000,000	1,016,264

The accompanying notes are an integral part of these financial statements. 12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Foreign Government and Agency Obligations - 5.7% (continued)
European Investment Bank,
Bonds, 4.946%, 03/10/21[6]	AUD	5,000,000	$3,484,205
Notes, 4.433%, 04/24/13 (a)[6]	IDR	50,074,770,000	5,111,342
Notes, 11.250%, 02/14/13	BRL	13,490,000	6,620,147
Iceland Government International Bonds, 5.875%, 05/11/22		5,800,000	6,475,410
Inter-American Development Bank,
Bonds, 6.000%, 12/15/17	NZD	4,215,000	3,877,133
Notes, 5.184%, 05/20/13[6]	IDR	45,580,000,000	4,647,150
Notes, EMTN, 5.387%, 09/23/13[6]	IDR	33,430,000,000	3,346,642
International Bank for Reconstruction & Development Notes, GDIF, 1.430%, 03/05/14	SGD	5,800,000	4,774,864
Ireland Government Bonds,
4.500%, 04/18/20	EUR	1,655,000	2,184,469
5.000%, 10/18/20	EUR	995,000	1,346,723
Manitoba Bonds, Province of, 6.375%, 09/01/15	NZD	5,450,000	4,839,698
New South Wales Treasury Corp., Series 813, 5.500%, 08/01/13	AUD	21,225,000	22,368,893
Norway Government Bonds, 6.500%, 05/15/13	NOK	53,065,000	9,709,900
Queensland Treasury Corp. Bonds, 7.125%, 09/18/17 (a)	NZD	7,500,000	7,116,667
Singapore Government Bond, 1.375%, 10/01/14	SGD	4,400,000	3,671,932
Total Foreign Government and Agency Obligations (cost $126,344,823)			136,192,363

Mortgage-Backed Securities - 0.2%
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29		$2,905,591	2,935,576
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 09/15/40[2]		1,704,000	1,974,605
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.812%, 06/15/49[2]		80,000	93,292
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.549%, 03/15/44 (a)[2]		875,000	865,302
Total Mortgage-Backed Securities (cost $4,368,488)			5,868,775
Municipal Bonds - 1.1%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, 5.875%, 06/01/47[3]		5,035,000	4,503,455
Chicago Illinois O’Hare International Airport Revenue Bond, Series 2008-A, 4.500%, 01/01/38 (AGM Insured)[7]		315,000	333,009
Illinois State General Obligation, Series 2003, 5.100%, 06/01/33		2,880,000	2,848,781
Michigan Tobacco Settlement Finance Authority, Series 2006 A, 7.309%, 06/01/34[3]		2,950,000	2,469,858
Virginia Tobacco Settlement Financing Corp., Series 2007 A-1, 6.706%, 06/01/46[3]		21,620,000	15,384,143
Total Municipal Bonds (cost $31,514,902)			25,539,246

		Shares
Preferred Stocks - 0.5%
Financials - 0.5%
Bank of America Corp., 6.375%[4]		20,000	496,600
Bank of America Corp., Series L, 7.250%[5]		7,808	8,862,080
SLM Corp., 6.000%		41,250	989,175
Total Financials			10,347,855

The accompanying notes are an integral part of these financial statements. 12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Preferred Stocks - 0.5% (continued)
Utilities - 0.0%#
Entergy New Orleans, Inc., 4.750%	482	$46,995
Entergy New Orleans, Inc., 5.560%	100	9,894
Wisconsin Electric Power Co., 3.600%	3,946	322,467
Total Utilities		379,356
Total Preferred Stocks (cost $8,690,119)		10,727,211

	Principal Amount†
U.S. Government and Agency Obligations - 21.5%
Federal Home Loan Banks - 0.7%
FHLB, 1.875%, 06/21/13	$16,600,000	16,735,937
Federal Home Loan Mortgage Corporation - 0.7%
FHLMC, 1.625%, 04/15/13	16,595,000	16,666,408
FHMLC Gold, 5.000%, 12/01/31	69,418	74,914
Total Federal Home Loan Mortgage Corporation		16,741,322
Federal National Mortgage Association - 0.2%
FNMA,
3.000%, 07/01/27	4,478,566	4,733,424
4.000%, 10/01/18	929,421	997,549
6.000%, 07/01/29	5,076	5,671
Total Federal National Mortgage Association		5,736,644
U.S. Treasury Obligations - 19.9%
U.S. Treasury Notes,
0.125%, 12/31/14	29,585,000	29,511,037
0.250%, 02/28/14 to 12/15/15	411,840,000	411,939,511
0.375%, 11/15/15	30,140,000	30,168,271
Total U.S. Treasury Obligations		471,618,819
Total U.S. Government and Agency Obligations (cost $509,934,596)		510,832,722

	Shares
Other Investment Companies - 5.1%[8]
BNY Mellon Overnight Government Fund, 0.19%[9]	39,592,759	39,592,759
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	81,294,588	81,294,588
Total Other Investment Companies (cost $120,887,347)		120,887,347
Total Investments - 100.7% (cost $2,168,227,579)		2,391,106,326
Other Assets, less Liabilities - (0.7)%		(17,094,118)
Net Assets - 100.0%		$2,374,012,208

The accompanying notes are an integral part of these financial statements. 14

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

At December 31, 2012, the approximate cost of investments of $2,168,227,579 for Federal income tax purposes and the gross aggregate unrealized appreciation and depreciation were $241,826,823 and $18,948,076, respectively, resulting in net unrealized appreciation of investments of $222,878,747.

†	Principal amount stated in U.S. dollars unless otherwise stated.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2012, the value of these securities amounted to $353,071,268, or 14.9% of net assets.
(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Floating Rate Security. The rate listed is as of December 31, 2012. Date in parentheses represents the security’s next coupon rate reset.
[2]	Variable Rate Security. The rate listed is as of December 31, 2012, and is periodically reset subject to terms and conditions set forth in the debenture.
[3]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent and are fair valued at Level 2. Illiquid securities at December 31, 2012, amounted to $46,138,532, or 1.9% of net assets.

[4]	Some or all of these securities, amounting to a market value of $39,090,479, or 1.7% of net assets, were out on loan to various brokers.
[5]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible Bonds and Convertible Preferred Stocks at December 31, 2012, amounted to $47,460,372, or 2.0% of net assets, and $8,862,080, or 0.4% of net assets, respectively.

[6]	Represents yield to maturity at December 31, 2012.
[7]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $333,009, or 0.01% of net assets.
[8]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[9]	Collateral received from brokers for securities lending was invested in this short-term investment.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2012: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Bond Fund
Investments in Securities
Asset-Backed Securities	—	$51,203,342	—	$51,203,342
Bank Loan Obligations	—	11,525,800	—	11,525,800
Common Stocks†	$19,725,368	—	—	19,725,368
Corporate Bonds and Notes††	—	1,498,604,152	—	1,498,604,152
Foreign Government and Agency Obligations	—	136,192,363	—	136,192,363
Mortgage-Backed Securities	—	5,868,775	—	5,868,775
Municipal Bonds	—	25,539,246	—	25,539,246
Preferred Stocks†	10,727,211	—	—	10,727,211
U.S. Government and Agency Obligations††	—	510,832,722	—	510,832,722
Other Investment Companies	120,887,347	—	—	120,887,347

Total Investments in Securities	$151,339,926	$2,239,766,400	—	$2,391,106,326

†	All common stocks and preferred stocks held in the Fund are level 1 securities. For a detailed breakout of these securities, please refer to the Schedule of Portfolio Investments.
††

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements. 15

Notes to Schedule of Portfolio Investments (continued)

As of December 31, 2012, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Abbreviations and Definitions:

AGM:	Assured Guaranty Municipal Corp.
EMTN:	European Medium-Term Note
FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GDIF:	Global Debt Issuance Facility
GMTN:	Global Multi-Currency Notes
MBIA:	MBIA Insurance Corp.
MTN:	Medium-Term Note

Currency abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
GBP:	Great Britain Pound
IDR:	Indonesian Rupiah
MXN:	Mexican Peso
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
SGD:	Singapore Dollar

The accompanying notes are an integral part of these financial statements. 16

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments at value* (including securities on loan valued at $39,090,479)	$2,391,106,326
Foreign currency**	952,208
Dividends, interest and other receivables	24,321,282
Receivable for Fund shares sold	6,445,705
Receivable from affiliate	109,602
Prepaid expenses	55,019
Total assets	2,422,990,142
Liabilities:
Payable upon return of securities loaned	39,592,759
Payable for Fund shares repurchased	7,046,140
Accrued expenses:
Investment advisory and management fees	1,257,230
Administrative fees	502,892
Trustees fees and expenses	4,064
Other	574,849
Total liabilities	48,977,934
Net Assets	$2,374,012,208
Net Assets Represent:
Paid-in capital	$2,168,844,775
Undistributed net investment income	513,641
Accumulated net realized loss from investments and foreign currency transactions	(18,212,480)
Net unrealized appreciation of investments and foreign currency translations	222,866,272
Net Assets	$2,374,012,208
Shares outstanding	84,997,164
Net asset value, offering and redemption price per share	$27.93
* Investments at cost	$2,168,227,579
** Foreign currency at cost	$960,553

The accompanying notes are an integral part of these financial statements. 17

Statement of Operations

For the year ended December 31, 2012

Investment Income:
Interest income	$107,331,397
Dividend income	1,518,769
Securities lending income	546,877
Foreign withholding tax	9,397
Total investment income	109,406,440
Expenses:
Investment advisory and management fees	14,290,099
Administrative fees	5,716,040
Transfer agent	2,674,108
Custodian	348,974
Reports to shareholders	299,448
Professional fees	232,305
Registration fees	162,874
Trustees fees and expenses	135,127
Extraordinary expense	95,917
Miscellaneous	90,690
Total expenses before offsets	24,045,582
Expense reimbursements	(1,313,568)
Fee waivers	(23,617)
Expense reductions	(580)
Net expenses	22,707,817
Net investment income	86,698,623
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	49,528,069
Net realized gain on foreign currency transactions	1,502,062
Net change in unrealized appreciation (depreciation) of investments	120,430,633
Net change in unrealized appreciation (depreciation) of foreign currency translations	(214,367)
Net realized and unrealized gain	171,246,397
Net increase in net assets resulting from operations	$257,945,020

The accompanying notes are an integral part of these financial statements. 18

Statements of Changes in Net Assets

For the year ended December 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$86,698,623	$89,187,692
Net realized gain on investments and foreign currency transactions	51,030,131	24,677,946
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	120,216,266	3,364,692
Net increase in net assets resulting from operations	257,945,020	117,230,330
Distributions to Shareholders:
From net investment income	(93,830,463)	(91,439,318)
Capital Share Transactions:
Proceeds from sale of shares	661,018,738	675,736,563
Reinvestment of dividends and distributions	84,754,560	83,384,606
Cost of shares repurchased	(657,366,515)	(649,797,137)
Net increase from capital share transactions	88,406,783	109,324,032
Total increase in net assets	252,521,340	135,115,044
Net Assets:
Beginning of year	2,121,490,868	1,986,375,824
End of year	$2,374,012,208	$2,121,490,868
End of year undistributed net investment income	$513,641	$143,958

Share Transactions:
Sale of shares	24,384,005	25,821,719
Shares issued in connection with reinvestments of dividends and distributions	3,120,139	3,201,464
Shares repurchased	(24,211,309)	(24,893,267)
Net increase in shares	3,292,835	4,129,916

The accompanying notes are an integral part of these financial statements. 19

Managers Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$25.97	$25.61	$24.29	$19.65	$25.34
Income from Investment Operations:
Net investment income[1]	1.03	1.14	1.16	1.30	1.42
Net realized and unrealized gain (loss) on investments[1]	2.04	0.39	1.34	4.62	(5.42)
Total from investment operations	3.07	1.53	2.50	5.92	(4.00)
Less Distributions to Shareholders from:
Net investment income	(1.11)	(1.17)	(1.18)	(1.28)	(1.41)
Net realized gain on investments	—	—	—	—	(0.28)
Total distributions to shareholders	(1.11)	(1.17)	(1.18)	(1.28)	(1.69)
Net Asset Value, End of Year	$27.93	$25.97	$25.61	$24.29	$19.65
Total Return[2]	12.04%	6.06%	10.47%[4]	31.12%[4]	(16.31)%
Ratio of net expenses to average net assets	0.99%[5]	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[2]	3.79%	4.36%	4.59%	5.93%	6.10%
Portfolio turnover	26%	17%	17%	23%	39%
Net assets at end of year (000’s omitted)	$2,374,012	$2,121,491	$1,986,376	$2,193,702	$1,888,919

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.05%	1.05%	1.06%	1.10%	1.10%
Ratio of net investment income to average net assets	3.73%	4.30%	4.52%	5.82%	5.99%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Includes non-routine extraordinary expenses amounting to $95,917 or 0.004% of average net assets.

20

Notes to Financial Statements

December 31, 2012

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the Managers Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment’s valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the

21

Notes to Financial Statements (continued)

circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the year endedDecember 31, 2012, the Fund had no overdraft fees.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense was reduced by $580.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$93,830,463	$91,439,318
Short-term capital gains	—	—
Long-term capital gains	—	—

Total	$93,830,463	$91,439,318

As of December 31, 2012, the components of distributable earnings (excluding unrealized/depreciation) on a tax basis consisted of:

Capital loss carryforward	$18,212,480
Undistributed ordinary income	505,296
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

22

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns as of December 31, 2012 and for all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts

	Short-Term	Long-Term	Expires December 31,
(Pre-Enactment)	$2,905,184	—	2017
(Pre-Enactment)	15,307,296	—	2018

Total	$18,212,480	—

For the year ended December 31, 2012, the Fund utilized capital loss carryovers in the amount of:

Capital Loss Carryovers Utilized

Short-Term	Long-Term
$43,528,608	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 62%. Transactions by these shareholders may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Loomis, Sayles & Co., L.P. which serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average net assets. The annual investment management fee rate, as a percentage of average daily net assets, for the year ended December 31, 2012, was 0.625%.

The Investment Manager has contractually agreed, through at least May 1, 2013, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

23

Notes to Financial Statements (continued)

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. For the year ended December 31, 2012, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/11	$5,150,846
Additional Reimbursements	1,313,568
Repayments	—
Expired Reimbursements	(2,318,870)

Reimbursement Available - 12/31/12	$4,145,544

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2012, the management fee was reduced by $23,617.

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, brokerdealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Additional expenses to the Fund include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.10% of the Fund’s average daily net assets. The actual expense and the impact on the expense ratio for the year ended December 31, 2012 was $2,286,400, or 0.10%.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2012, the Fund lent to other Managers Funds varying amounts not exceeding $18,086,305 for 5 days earning interest of $615. The interest earned is included in the Statement of Operations as interest income. For the same period, the Fund did not borrow from any other Managers Funds. At December 31, 2012, the Fund had no loans outstanding.

For the year ended December 31, 2012, the Fund executed the following transactions at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board:

November 15, 2012 - bought 600,000 shares of EDP Finance, B.V., 4.90%, 10/01/19 at $97.38 from Managers Fixed Income Fund.

November 15, 2012 - bought 75,000 shares of HCA, Inc., 7.500%, 11/06/33 at $98.50 from Managers Fixed Income Fund.

November 15, 2012 - bought 2,745,000 shares of Old Republic International Corp., 3.750%, 3/15/18 at $102.88 from Managers Fixed Income Fund.

November 15, 2012 - bought 500,000 shares of Portugal Telecom International Finance, B.V., EMTN, 4.500%, 6/16/25 at $87.00 from Managers Fixed Income Fund.

November 15, 2012 - bought 1,265,000 shares of PulteGroup, Inc., 6.000%, 2/15/35 at $94.00 from Managers Fixed Income Fund.

November 15, 2012 - bought 465,000 shares of PulteGroup, Inc. 6.375%, 5/15/33 at $97.25 from Managers Fixed Income Fund.

24

Notes to Financial Statements (continued)

November 15, 2012 - bought 1,080,000 shares of Telecom Italia Capital SA, 6.000%, 9/30/34 at $92.00 from Managers Fixed Income Fund.

November 15, 2012 - bought 725,000 shares of Telecom Italia Capital SA, 6.375%, 11/15/33 at $95.19 from Managers Fixed Income Fund.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were $258,573,687 and $458,248,814, respectively.

Purchases and sales of U.S. Government obligations for the year ended December 31, 2012, were $557,608,236 and $88,314,808, respectively.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012, the Fund participated in the program.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has had no prior claims or losses and expects the risks of loss to be remote.

6.	Risks Associated with High Yield Securities

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Forward Foreign Currency Contracts

During the year ended December 31, 2012, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

9.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Fund’s financial statements and disclosures.

10.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

25

Notes to Financial Statements (continued)

Tax Information(unaudited)

The Managers Bond Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

	2012	2011
Ordinary Income - QDI	1.42%	1.60%
Ordinary Income - DRD	1.42%	0.61%

Pursuant to section 852 of the Internal Revenue Code, Managers Bond Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such year.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and agent bank provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

27

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

28

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND Managers AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD BOND

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Managers Global Income Opportunity Fund

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	3

NOTES TO THE SCHEDULE OF PORTFOLIO INVESTMENTS	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	15
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	16
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	17
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	19
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

TRUSTEES AND OFFICERS	26

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

Managers Investment Group LLC

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution

(12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expenses Paid During the Period*
Managers Global Income Opportunity Fund
Based on Actual Fund Return	0.99%	$1,000	$1,064	$5.14
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 366.

2

Managers Global Income Opportunity Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

Managers Global Income Opportunity Fund returned 10.63% during the year ended December 31, 2012, outperforming the 4.32% return for the Barclay’s Global Aggregate Bond Index (the “Index”).

Early in the year, on February 1, 2012 the Fund’s investment guidelines were modified to allow Loomis Sayles & Company (“Loomis Sayles”) greater flexibility within the Fund. The key changes are highlighted within the Fund’s prospectus. Most notably, the Fund expanded its flexibility so that it can now hold up to 30% (of its assets) in high-yield bonds, up to 20% in emerging markets debt and at least 20% in U.S. Dollar exposure. As noted when those changes were made, we believe the slight modifications give Loomis Sayles greater flexibility to incorporate their best global investment ideas within the Fund.

During the year, the Fund delivered solid absolute and relative performance versus the benchmark. At the beginning of 2012, the Fund solidly outperformed its benchmark as a combination of favorable positioning and good stock selection contributed to the outperformance. “Riskier” assets performed best, as macro data looked more optimistic given better liquidity conditions and indications of modest improvements expected in global growth. The second quarter was the only quarter where the Fund underperformed during the year, albeit modestly, as the U.S. growth path downshifted, with weaker GDP revisions and payroll figures. Against this backdrop, the Fund’s security selection and sector allocation, primarily the overweight to the corporates sector, detracted from performance.

During the summer and early fall months, global risk markets advanced on a broad front gratified by the Federal Reserve’s decision to begin uncapped purchases of mortgage-backed securities as QE3 became official policy. Japan’s central bank also announced an expansion of bond purchases. Broad liquidity support for markets became the policy in all of the G-4 economies. As a result, the Fund solidly outperformed during this time with security selection the primary source of excess return. Issue selection across the U.S., U.K., and European corporate sector proved quite positive, along with favored sovereign and supranational names. Our positioning in high yield and emerging market debt also increased relative performance, given the “risk-on” tone for much of the period.

Entering the final months of the year, we saw global risk appetite waver after the U.S. election, as the fiscal cliff debate became a major focus. In Europe, we expect that the ongoing fiscal austerity and weak demand will keep EMU growth flat over the coming months. Massive ongoing dispersion across economies and peripheral recessions may persist into 2013. In China, while there are signs that the latest deceleration is ending, a strong rebound is unlikely. Despite these challenges, corporate debt and peripheral European government bonds both posted strong returns. The potential for improving growth later in 2013 should support risk assets, but may pose challenges to absolute returns for government bond markets where growth may improve, such as in the U.S. The Fund sharply outperformed the benchmark during the final quarter as security selection was a primary source of excess return. Issue selection across the U.S., U.K., and European corporate sector, once again, proved quite positive, along with select sovereign names. As credit spreads tightened, off-benchmark positioning in high yield bonds proved favorable and aided absolute and relative performance. The performance impact attributable to high yield and emerging market positions is captured in this segment. On a quality basis, lower-rated securities performed the best as spreads rallied towards the end of the year. We are currently following a swap discipline in our credit exposures, adding select new issues to replace some issues that have rallied to ’tight’ yield levels or to a high price premium above par. Sector allocation also contributed to relative performance during the late stages of 2012 primarily due to the overweight to the corporate sector.

LOOKING FORWARD

New Year celebrations included sharp selloffs in U.S. Treasuries and the Yen. 10-year U.S. yields spiked from 1.75% to 1.92% in the first week of the year, reflecting risk-on sentiment from the resolution of the fiscal cliff tax impasse, plus a rethink in the value of the latest Fed minutes. These hinted at a shorter period of quantitative ease than had been previously expected.

The investor reaction to the Fed minutes illustrates one of our key themes: yields are far below normal valuation metrics (nominal GDP trend) and have not been kept down by monetary policy. Policy renormalization will almost certainly be accompanied by yield normalization, hence the intense focus on the QE forecast. Also, yield should now respond strongly to growth accelerations and decelerations as the end of extraordinary QE is tied to the unemployment rate. The net effect is likely to be a higher trading range for 10-year Treasuries in 2013. Our year-end forecast is now 2.50%, up from 2.00%-2.50% previously.

Separately, the decisive electoral victory of Japanese Prime Minister Shinzo Abe’s government is arguably a vote for reflation. Reflation should include Japanese QE, and hence a weaker Yen. While markets are over-positioned for this story on technical measures, there is massive potential for Japanese capital outflows, hedge reductions, foreign bond purchase by Bank of Japan etc, so we are not being contrarian. Rather we profitably increased our Yen underweight in the final quarter of 2012.

Global growth prospects have improved marginally. We have raised our U.S. forecast. The tax hikes agreed were slightly less than expected, totally about 1.0% of GDP. Employment growth has been steady at about 150,000 monthly, gasoline prices have eased, and housing has firmed. Absent new shocks, we see a gradual acceleration in GDP growth to over 2.5% per annum in the second half of 2013.

Elsewhere, we are more positive on China, but remain pessimistic on the Euro Zone. This is reflected in a maintained underweight for the Euro, and overweights in non-Japan Asian currencies. Downside risks to global growth appear diminished, so we are comfortable with our credit positions for now, despite tighter spreads.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2012 and is not intended as a forecast or guarantee of future results.

3

Managers Global Income Opportunity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Global bond on December 31, 2002, to a $10,000 investment made in the Barclays Global Aggregate Bond Index for the same time period. Performance for periods longer than one year is the average annual return. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Global Income Opportunity Fund and the Barclays Global Aggregate Bond Index for the same time periods ended December 31, 2012.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Managers Global Income Opportunity Fund [2,3,4,5,6,7]	10.63%	6.53%	7.12%
Barclays Global Aggregate Bond Index[8]	4.32%	5.44%	5.98%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars($).

[2]         From time to time the Fund’s advisor has waived fees and/or absorbed Fund expenses, which may have resulted in higher returns.

[3]          The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.

[4]         Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[5]          Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

[6]         The Fund may invest in below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bond” or “high yield securities”) which may be subject to greater levels of interest rate, credit and liquidity risk.

[7]         The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[8]          The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities. Unlike the Fund, the Barclays Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur fees.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Managers Global Income Opportunity Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Category	Managers Global Income Opportunity Fund**
Foreign Government and Agency Obligations	43.6%
Corporate Bonds and Notes	38.6%
U.S. Government Obligations	10.8%
Asset-Backed Securities	2.2%
Mortgage-Backed Securities	1.0%
Other Assets and Liabilities	3.8%

**	As a percentage of net assets.

Rating	Managers Global Income Opportunity Fund†
U.S. Treasury & Agency	10.4%
Aaa	24.8%
Aa	9.3%
A	21.9%
Baa	24.5%
Ba & lower	5.4%
Not Rated	3.7%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
U.S. Treasury Notes, 0.250%, 02/15/15*	6.3%
Mexican Fixed Rate Notes, Series M 10, 7.750%, 12/14/17*	2.9
Canadian Government Notes, 3.000%, 12/01/15*	2.6
Norway Government Bonds, Series 473, 4.500%, 05/22/19*	2.6
U.S. Treasury Notes, 0.125%, 12/31/14	2.0
Canadian Government Bonds, 4.250%, 06/01/18	2.0
Mexican Fixed Rate Bonds, Series M 20, 8.000%, 12/07/23*	1.8
International Bank for Reconstruction & Development Notes, GMTN, 2.300%, 02/26/13*	1.6
Italy Buoni Poliennali Del Tesoro Notes, 4.500%, 08/01/18	1.5
Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/38	1.3

Top Ten as a Group	24.6%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments

December 31, 2012

		Principal Amount†	Value

Asset-Backed Securities - 2.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A, 5.680%, 02/20/14 (a)		$33,333	$33,498
Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.699%, 08/17/17 (01/17/13)[1]	EUR	100,000	128,641
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 03/25/14 (a)		50,000	50,278
Hyundai Capital Auto Funding, Ltd., Series 2010-8A, Class A, 1.209%, 09/20/16 (01/18/13) (a)[1]		180,834	181,214
MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.509%, 03/19/18 (01/17/13)[1]	EUR	100,000	128,586
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 06/15/17 (a)		41,023	41,244
Trinity Rail Leasing, L.P., Series 2010-1A, Class A, 5.194%, 10/16/40 (a)		92,502	96,657
World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 04/15/19		95,000	102,413
Total Asset-Backed Securities (cost $724,435)			762,531
Corporate Bonds and Notes - 38.6%
Financials - 19.4%
AXA SA, 7.125%, 12/15/20	GBP	50,000	93,201
Banco BTG Pactual SA, 5.750%, 09/28/22 (a)		200,000	205,000
Banco Latinoamericano de Comercio Exterior SA, 3.750%, 04/04/17 (a)		150,000	153,525
Banco Santander Chile, 6.500%, 09/22/20 (a)	CLP	100,000,000	208,877
Banco Votorantim SA, 6.250%, 05/16/16 (a)	BRL	300,000	169,304
Bank of America Corp.,
4.750%, 05/06/19[2]	EUR	100,000	128,357
5.700%, 01/24/22		140,000	168,357
Bank of Nova Scotia, 1.375%, 12/18/17		345,000	345,478
Barclays Bank PLC, 6.050%, 12/04/17		100,000	110,639
BBVA Bancomer SA, 6.750%, 09/30/22 (a)		150,000	168,750
BNP Paribas SA, Series BKNT, 5.000%, 01/15/21		75,000	84,236
BNZ International Funding, Ltd., EMTN, 4.000%, 03/08/17	EUR	100,000	146,386
Braskem Finance, Ltd., 5.750%, 04/15/21 (a)		200,000	210,500
Citigroup, Inc.,
5.500%, 02/15/17		85,000	94,225
6.250%, 06/29/17	NZD	200,000	175,061
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, EMTN, 4.375%, 01/22/14	EUR	85,000	116,805
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		100,000	120,448
Export-Import Bank of Korea, 4.000%, 11/26/15 (a)	PHP	5,000,000	128,840
General Electric Capital Corp., Series A, 7.125%, 12/15/49[2,3]		200,000	226,058
HSBC Bank PLC, 4.125%, 08/12/20 (a)		100,000	111,296
Hutchison Whampoa International 11, Ltd., 3.500%, 01/13/17 (a)		200,000	212,223
Hyundai Capital Services, Inc., 3.500%, 09/13/17 (a)		200,000	211,202
Industrial Bank of Korea, 2.375%, 07/17/17 (a)		200,000	203,099
JPMorgan Chase & Co., 4.400%, 07/22/20		75,000	84,663
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)		100,000	110,497
Macquarie Bank, Ltd., 5.000%, 02/22/17 (a)		300,000	328,110
Morgan Stanley,
5.375%, 11/14/13	GBP	40,000	66,799
GMTN, 5.500%, 07/24/20		100,000	112,501
MTN, 7.250%, 05/26/15	AUD	200,000	219,319

The accompanying notes are an integral part of these financial statements. 6

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Financials - 19.4% (continued)
National Australia Bank, Ltd., GMTN, 4.750%, 07/15/16	EUR	100,000	$149,594
Sirius International Group, Ltd., 6.375%, 03/20/17 (a)		140,000	152,902
Turkiye Garanti Bankasi A.S., 4.000%, 09/13/17 (a)		200,000	206,250
Turkiye Is Bankasi, 3.875%, 11/07/17 (a)		200,000	203,700
VTB Bank OJSC Via VTB Capital, S.A., 6.000%, 04/12/17 (a)		200,000	216,200
Wells Fargo & Co.,
1.500%, 01/16/18[4]		350,000	350,574
4.625%, 11/02/35	GBP	50,000	88,389
Westpac Banking Corp., 2.450%, 11/28/16 (a)[4]		200,000	210,800
Yapi ve Kredi Bankasi Via Unicredit Luxembourg SA, 5.188%, 10/13/15 (a)		200,000	208,700
Zurich Finance USA, Inc.,
EMTN, 4.500%, 06/15/25[2]	EUR	100,000	138,580
EMTN, 5.750%, 10/02/23[2]	EUR	100,000	135,940
Total Financials			6,775,385
Industrials - 17.2%
America Movil SAB de CV, Series 12, 6.450%, 12/05/22	MXN	4,000,000	317,633
Anglo American Capital PLC, 2.625%, 09/27/17 (a)		200,000	204,105
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22		155,000	157,090
Asciano Finance, Ltd., 4.625%, 09/23/20 (a)		65,000	67,446
Avnet, Inc., 5.875%, 06/15/20		60,000	65,385
Bell Aliant Regional Communications LP, 5.410%, 09/26/16	CAD	160,000	175,617
BRF - Brasil Foods, S.A., 5.875%, 06/06/22 (a)		200,000	220,500
British Telecommunications PLC, 5.750%, 12/07/28	GBP	100,000	192,538
Colombia Telecomunicaciones, S.A. ESP, 5.375%, 09/27/22 (a)		200,000	203,250
CSN Resources, S.A., 6.500%, 07/21/20 (a)		100,000	108,500
Desarrolladora Homex, S.A.B. de C.V., 9.750%, 03/25/20 (a)		200,000	217,000
Dubai Electricity & Water Authority, 6.375%, 10/21/16 (a)		200,000	221,000
Edcon Proprietary, Ltd., 3.433%, 06/15/14 (03/15/13) (a)[1]	EUR	50,000	63,358
ERAC USA Finance LLC, 6.700%, 06/01/34 (a)		120,000	145,295
Fibria Overseas Finance, Ltd., 6.750%, 03/03/21 (a)		150,000	166,125
Finmeccanica S.p.A., EMTN, 4.875%, 03/24/25	EUR	50,000	64,267
HCA, Inc.,
6.375%, 01/15/15		35,000	37,844
6.500%, 02/15/16		80,000	87,000
7.690%, 06/15/25		15,000	15,338
MTN, 7.580%, 09/15/25		10,000	10,125
Hyatt Hotels Corp., 5.375%, 08/15/21		90,000	100,928
International Paper Co., 6.000%, 11/15/41		50,000	59,207
Korea National Oil Corp., 3.125%, 04/03/17 (a)		200,000	209,820
Lotte Shopping Co., Ltd., 3.375%, 05/09/17 (a)		200,000	207,462
Methanex Corp., 3.250%, 12/15/19		345,000	347,007
Nabors Industries, Inc., 4.625%, 09/15/21		75,000	80,718
Noble Group, Ltd., 6.750%, 01/29/20 (a)		200,000	210,750

The accompanying notes are an integral part of these financial statements. 7

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Industrials - 17.2% (continued)
Odebrecht Drilling VIII/IX, Ltd., 6.350%, 06/30/21 (a)[4]		$95,000	$106,638
OGX Austria GmbH, 8.500%, 06/01/18 (a)[4]		200,000	180,000
Oi SA, 9.750%, 09/15/16 (a)	BRL	600,000	307,692
Reliance Holdings USA, Inc., 5.400%, 02/14/22 (a)		250,000	279,619
Rowan Companies, Inc., 5.000%, 09/01/17		60,000	66,654
Telecom Italia Capital SA,
6.375%, 11/15/33		45,000	45,338
7.200%, 07/18/36		20,000	20,880
Telefonica Emisiones, S.A.U.,
5.134%, 04/27/20		75,000	78,844
7.045%, 06/20/36		75,000	81,000
Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/22		345,000	348,988
Transportadora de Gas del Sur SA, 7.875%, 05/14/17 (a)		235,000	195,050
Valeant Pharmaceuticals International, 6.750%, 08/15/21 (a)		10,000	10,725
Virgin Media Finance PLC, 4.875%, 02/15/22		325,000	332,313
Total Industrials			6,009,049
Utilities - 2.0%
CEZ A.S., 4.250%, 04/03/22 (a)		200,000	214,088
Deutsche Telekom International Finance, B.V., EMTN, 4.875%, 04/22/25	EUR	50,000	81,039
EDP Finance, B.V., EMTN, 8.625%, 01/04/24	GBP	50,000	88,777
Emgesa SA ESP, 8.750%, 01/25/21 (a)	COP	120,000,000	79,565
Listrindo Capital, B.V., 6.950%, 02/21/19 (a)		200,000	223,086
Total Utilities			686,555
Total Corporate Bonds and Notes (cost $12,722,100)			13,470,989
Foreign Government and Agency Obligations - 43.6%
Australian Government Index Linked Bonds, Series 2009-25CI, 3.000%, 09/20/25	AUD	180,000	256,451
Bundesrepublik Deutschland Bonds,
3.000%, 07/04/20	EUR	60,000	91,375
Series 05, 4.000%, 01/04/37	EUR	85,000	152,471
Series 06, 3.750%, 01/04/17	EUR	220,000	331,896
Canadian Government,
Bonds, 4.000%, 06/01/16	CAD	260,000	284,826
Bonds, 4.250%, 06/01/18	CAD	595,000	685,497
Notes, 3.000%, 12/01/15	CAD	855,000	902,473
Central American Bank for Economic Integration Notes, 3.875%, 02/09/17 (a)		280,000	297,540
Corp. Andina de Fomento, Notes, 4.375%, 06/15/22		280,000	303,174
Eksportfinans ASA Notes, 2.000%, 09/15/15		120,000	114,860
Empresas Publicas de Medellin ESP Notes, 8.375%, 02/01/21 (a)	COP	180,000,000	117,667
European Investment Bank,
Bonds, 2.375%, 07/10/20	CHF	165,000	201,600
Notes, EMTN, 4.433%, 04/24/13 (a)[5]	IDR	1,842,000,000	188,021
Iceland Government International Notes, 5.875%, 05/11/22		300,000	334,935
Inter-American Development Bank Notes, 5.238%, 08/20/15[5]	IDR	750,000,000	68,521
International Bank for Reconstruction & Development Notes, GMTN, 2.300%, 02/26/13	KRW	600,000,000	559,628

The accompanying notes are an integral part of these financial statements. 8

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Foreign Government and Agency Obligations - 43.6% (continued)
Italy Buoni Poliennali Del Tesoro,
Bonds, 5.000%, 03/01/22	EUR	125,000	$173,608
Notes, 4.500%, 08/01/18	EUR	390,000	540,698
Korea Treasury Notes, Series 1409, 5.000%, 09/10/14	KRW	430,000,000	415,941
Malaysia Government,
Bonds, Series 1/06, 4.262%, 09/15/16	MYR	375,000	127,450
Notes, Series 0210, 4.012%, 09/15/17	MYR	1,000,000	337,930
Mexican Fixed Rate,
Bonds, Series M 20, 8.000%, 12/07/23	MXN	6,800,000	636,340
Bonds, Series M 30, 8.500%, 11/18/38	MXN	4,500,000	439,929
Notes, Series M 10, 7.750%, 12/14/17	MXN	11,650,000	1,003,198
Notes, Series M 10, 8.500%, 12/13/18	MXN	4,100,000	371,141
New South Wales Treasury Corp. Bonds, Series 2007 CIB1, 2.750%, 11/20/25	AUD	70,000	94,584
New Zealand Government Bonds, Series 521, 6.000%, 05/15/21	NZD	335,000	329,085
Norway Government Bonds, Series 473, 4.500%, 05/22/19	NOK	4,270,000	895,807
Poland Government, Notes, EMTN, 3.000%, 09/23/14	CHF	65,000	74,015
Province of Quebec Canada, 5.000%, 03/01/16		270,000	306,423
Republic of Argentina,
Bonds, 7.000%, 10/03/15		215,000	193,930
Bonds, Series NY, 8.280%, 12/31/33		114,797	82,080
Republic of Costa Rica, Notes, 10.580%, 09/23/15	CRC	85,000,000	172,778
Singapore Government,
Bonds, 2.250%, 07/01/13	SGD	120,000	99,228
Bonds, 2.250%, 06/01/21	SGD	210,000	186,749
Bonds, 2.500%, 06/01/19	SGD	200,000	181,312
Notes, 1.625%, 04/01/13	SGD	535,000	439,382
Spain Government,
Bonds, 4.200%, 01/31/37	EUR	385,000	405,517
Bonds, 4.300%, 10/31/19	EUR	140,000	180,821
Notes, 4.250%, 10/31/16	EUR	150,000	200,845
Sweden Government Bond,
Series 1047, 5.000%, 12/01/20	SEK	1,800,000	350,677
Series 1049, 4.500%, 08/12/15	SEK	2,030,000	341,441
U.K. Gilt,
Bonds, 4.000%, 03/07/22	GBP	145,000	282,420
Bonds, 4.250%, 03/07/36	GBP	120,000	238,690
Bonds, 4.750%, 03/07/20	GBP	90,000	180,542
Bonds, 5.000%, 03/07/25	GBP	110,000	235,869
Notes, 1.750%, 01/22/17	GBP	220,000	372,605

The accompanying notes are an integral part of these financial statements. 9

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Foreign Government and Agency Obligations - 43.6% (continued)
Uruguay Government International Bonds,
3.700%, 06/26/37	UYU	800,000	$70,352
4.375%, 12/15/28	UYU	1,630,109	110,727
5.000%, 09/14/18	UYU	3,000,000	286,906
Total Foreign Government and Agency Obligations (cost $14,075,396)			15,249,955
Mortgage-Backed Securities - 1.0%
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/49		75,000	88,410
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.789%, 08/10/45[2]		91,000	104,914
Morgan Stanley Capital I, Inc., Series 2007-IQ14, Class A4, 5.692%, 04/15/49[2]		50,000	58,059
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/43		75,000	85,931
Total Mortgage-Backed Securities (cost $308,940)			337,314
U.S. Government Obligations - 10.8%
U.S. Treasury Notes,
0.125%, 12/31/14		700,000	698,250
0.250%, 02/15/15		2,220,000	2,218,959
1.125%, 12/31/19		350,000	349,016
1.500%, 07/31/16[6]		165,000	171,084
1.625%, 11/15/22		355,000	351,117
Total U.S. Government Obligations (cost $3,771,829)			3,788,426

		Shares
Other Investment Companies - 3.8%[7]
BNY Mellon Overnight Government Fund, 0.19%[8]		836,475	836,475
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%		487,737	487,737
Total Other Investment Companies (cost $1,324,212)			1,324,212
Total Investments - 100.0% (cost $32,926,912)			34,933,427
Other Assets, less Liabilities - 0.0%			14,926
Net Assets - 100.0%			$34,948,353

The accompanying notes are an integral part of these financial statements. 10

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $32,927,511 for Federal income tax purposes at December 31, 2012, the aggregate gross unrealized appreciation and depreciation were $2,153,961 and $148,045, respectively, resulting in net unrealized appreciation of investments of $2,005,916.

†	Principal amount stated in U.S. dollars unless otherwise stated.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2012, the value of these securities amounted to $8,587,416, or 24.6% of net assets.
[1]	Floating Rate Security. The rate listed is as of December 31, 2012. Date in parentheses represents the security’s next coupon rate reset.
[2]	Variable Rate Security. The rate listed is as of December 31, 2012, and is periodically reset subject to terms and conditions set forth in the debenture.
[3]	Perpetuity Bond. The date shown is the final call date.
[4]	Some or all of these securities, amounting to a market value of $810,943, or 2.3% of net assets, were out on loan to various brokers.
[5]	Represents yield to maturity at December 31, 2012.
[6]	Some or all of this security is held as collateral for futures contracts, amounting to a market value of $171,084, or 0.5% of net assets.
[7]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[8]	Collateral received from brokers for securities lending was invested in this short-term investment.

Country	Global Income Opportunity Fund*
Australia	1.2%
Brazil	0.5%
Canada	2.0%
Cayman Islands	0.2%
France	0.3%
Ireland	0.2%
Luxembourg	2.1%
Malaysia	0.1%
Mexico	0.6%
Netherlands	1.6%
Norway	0.4%
Singapore	0.2%
South Korea	0.2%
Spain	0.2%
United Kingdom	1.3%
United States	86.1%
Other	2.8%

100.0%

*	As a percentage of total market value on December 31, 2012.

The accompanying notes are an integral part of these financial statements. 11

Notes to Schedule of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2012. (See Note 1(a) in the Notes to the Financial Statements.)

Investments in Securities	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Asset-Backed Securities	—	$762,531	—	$762,531
Corporate Bonds and Notes†	—	13,470,989	—	13,470,989
Foreign Government and Agency Obligations	—	15,249,955	—	15,249,955
Mortgage-Backed Securities	—	337,314	—	337,314
U.S. Government Obligations†	—	3,788,426	—	3,788,426
Other Investment Companies	$1,324,212	—	—	1,324,212

Total Investments in Securities	$1,324,212	$33,609,215	—	$34,933,427

Financial Derivative Instruments-Assets††
Foreign Exchange Contracts	—	$12,316	—	$12,316
Interest Rate Contracts	$1,688	—	—	1,688

	1,688	12,316	—	14,004

Financial Derivative Instruments-Liabilities††
Foreign Exchange Contracts	—	(15,181)	—	(15,181)
Interest Rate Contracts	(4,113)	—	—	(4,113)

	(4,113)	(15,181)	—	(19,294)

Total Financial Derivative Instruments	$(2,425)	$(2,865)	—	$(5,290)

†	All corporate bonds and notes and U.S. government obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures and forwards contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2012, the Fund had no transfers between levels from the beginning of the reporting period.

The following schedule is the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin receivable[1]	$516	Variation margin payable[1]	$1,828
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	12,316	Unrealized depreciation on foreign currency contracts	15,181

	Total	$12,832		$17,009

[1]

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) of $(2,425) as reported in the Notes to Schedule of Investments.

The accompanying notes are an integral part of these financial statements. 12

Notes to Schedule of Portfolio Investments (continued)

For the year ended December 31, 2012, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income is as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	—	$(63,983)	(63,983)
Interest rate contracts	$(14,681)	—	(14,681)

Total	$(14,681)	$(63,983)	($78,664)

The change in unrealized gain/(loss) on derivatives recognized in income is as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	—	$(706)	$(706)
Interest rate contracts	$1,320	—	1,320

Total	$1,320	$(706)	$614

At December 31, 2012, the Fund had the following futures contracts:

(See Note 9 in the Notes to the Financial Statements.)

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
5-Year U.S. Treasury Note	5	Short	03/28/13	$381
10-Year U.S. Treasury Note	3	Short	03/19/13	1,307
U.S. Treasury Long Bond	2	Long	03/19/13	(4,113)

			Total	$(2,425)

The accompanying notes are an integral part of these financial statements. 13

Notes to Schedule of Portfolio Investments (continued)

At December 31, 2012, the Fund had the following forward foreign currency contracts (in U.S. dollars): (See Note 8 in the Notes to Financial Statements.)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
Brazilian Real	Long	02/06/13	CS	$294,012	$294,368	$(356)
Euro	Long	03/12/13	DUB	246,824	244,985	1,839
Malaysian Ringgit	Long	03/21/13	JPM	276,417	276,576	(159)
South Korean Won	Long	03/11/13	BRC	541,719	534,481	7,238
South Korean Won	Long	03/11/13	CS	158,793	156,006	2,787
Australian Dollar	Short	02/28/13	CS	513,802	516,960	(3,158)
British Pound	Short	03/28/13	BRC	275,888	276,080	(192)
Canadian Dollar	Short	03/07/13	CS	472,300	471,848	452
New Zealand Dollar	Short	01/31/13	BRC	511,648	519,556	(7,908)
Norwegian Krone	Short	03/12/13	DUB	244,985	247,652	(2,667)
Swiss Franc	Short	03/20/13	UBS	64,955	65,696	(741)

			Total	$3,601,343	$3,604,208	$(2,865)

Investments Definitions and Abbreviations:

EMTN:	European Medium-Term Notes
GMTN:	Global Multi-Currency Notes
MTN:	Medium-Term Note

Counterparty Abbreviations:

BRC:	Barclays Bank PLC
CS:	Credit Suisse
DUB:	Deutsche Bank
JPM:	JPMorgan Chase & Co.
UBS:	UBS Warburg LLC

Currency abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
CHF:	Swiss Franc
CLP:	Chilean Peso
COP:	Colombian Peso
CRC:	Costa Rican Colon
EUR:	Euro
GBP:	British Pound
IDR:	Indonesian Rupiah
KRW:	South Korean Won
MXN:	Mexican Peso
MYR:	Malaysia Ringgit
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
PHP:	Philippine Peso
SEK:	Swedish Krona
SGD:	Singapore Dollar
UYU:	Uruguayan Peso

The accompanying notes are an integral part of these financial statements. 14

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments at value* (including securities on loan valued at $810,943)	$34,933,427
Foreign currency**	1,150,690
Dividends, interest and other receivables	342,838
Receivable for Fund shares sold	179,261
Receivable from affiliate	13,581
Unrealized appreciation on foreign currency contracts	12,316
Prepaid expenses	3,298
Variation margin receivable	516
Total assets	36,635,927
Liabilities:
Payable upon return of securities loaned	836,475
Payable for investments purchased	525,641
Payable for Fund shares repurchased	255,088
Unrealized depreciation on foreign currency contracts	15,181
Variation margin payable	1,828
Accrued expenses:
Investment advisory and management fees	20,490
Administrative fees	5,854
Trustee fees and expenses	28
Other	26,989
Total liabilities	1,687,574

Net Assets	$34,948,353
Net Assets Represent:
Paid-in capital	$36,147,858
Undistributed net investment income	75,701
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(3,280,016)
Net unrealized appreciation of investments, futures contracts and foreign currency translations	2,004,810
Net Assets	$34,948,353
Shares outstanding	1,700,042
Net asset value, offering and redemption price per share	$20.56
* Investments at cost	$32,926,912
** Foreign currency at cost	$1,151,901

The accompanying notes are an integral part of these financial statements. 15

Statement of Operations

For the year ended December 31, 2012

Investment Income:
Interest income	$1,145,462
Securities lending income	3,250
Dividend income	1,600
Foreign withholding tax	(10,025)
Total investment income	1,140,287
Expenses:
Investment advisory and management fees	217,271
Administrative fees	62,078
Custodian	43,409
Professional fees	39,745
Registration fees	25,161
Reports to shareholders	16,895
Transfer agent	14,184
Trustees fees and expenses	1,759
Extraordinary expense	1,394
Miscellaneous	1,313
Total expenses before offsets	423,209
Expense reimbursements	(98,482)
Expense reductions	(8)
Net expenses	324,719

Net investment income	815,568
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	693,765
Net realized loss on futures contracts	(14,681)
Net realized loss on foreign currency transactions	(38,678)
Net change in unrealized appreciation (depreciation) of investments	1,546,559
Net change in unrealized appreciation (depreciation) of futures contracts	1,320
Net change in unrealized appreciation (depreciation) of foreign currency translations	19,961
Net realized and unrealized gain	2,208,246

Net increase in net assets resulting from operations	$3,023,814

The accompanying notes are an integral part of these financial statements. 16

Statements of Changes in Net Assets

For the year ended December 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$815,568	$671,037
Net realized gain on investments, futures contracts and foreign currency transactions	640,406	739,119
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	1,567,840	(565,124)
Net increase in net assets resulting from operations	3,023,814	845,032
Distributions to Shareholders:
From net investment income	(1,300,592)	(850,157)
Capital Share Transactions:
Proceeds from sale of shares	15,136,995	9,189,578
Reinvestment of dividends and distributions	1,201,915	751,971
Cost of shares repurchased	(7,721,668)	(11,050,797)
Net increase (decrease) from capital share transactions	8,617,242	(1,109,248)

Total increase (decrease) in net assets	10,340,464	(1,114,373)
Net Assets:
Beginning of year	24,607,889	25,722,262
End of year	$34,948,353	$24,607,889
End of year undistributed net investment income	$75,701	$316,720

Share Transactions:
Sale of shares	746,561	459,246
Reinvested shares from dividends and distributions	58,601	39,104
Shares repurchased	(380,121)	(554,249)
Net increase (decrease) in shares	425,041	(55,899)

The accompanying notes are an integral part of these financial statements. 17

Managers Global Income Opportunity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$19.30	$19.33	$18.82	$16.93	$21.31
Income from Investment Operations:
Net investment income[1]	0.53	0.53	0.50	0.89	0.76
Net realized and unrealized gain (loss) on investments[1]	1.52	0.12	0.87	3.22	(2.93)
Total from investment operations	2.05	0.65	1.37	4.11	(2.17)
Less Distributions to Shareholders from:
Net investment income	(0.79)	(0.68)	(0.86)	(2.22)	(2.18)
Net realized gain on investments	—	—	—	—	(0.03)
Total distributions to shareholders	(0.79)	(0.68)	(0.86)	(2.22)	(2.21)
Net Asset Value, End of Year	$20.56	$19.30	$19.33	$18.82	$16.93
Total Return[2]	10.63%	3.39%	7.27%	24.27%[5]	(10.07)%[5]
Ratio of net expenses to average net assets	1.05%[4]	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets[2]	2.63%[4]	2.63%	2.57%	4.82%	3.62%
Portfolio turnover	59%	91%	131%	102%	56%
Net assets at end of year (000’s omitted)	$34,948	$24,608	$25,722	$26,146	$47,735

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.36%	1.39%	1.43%	1.32%	1.25%
Ratio of net investment income to average net assets	2.32%	2.34%	2.24%	4.60%	3.47%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]	Includes non-routine extraordinary expenses amounting to $1,394 and represents 0.004% of average net assets.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

18

Notes to Financial Statements

December 31, 2012

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Global Income Opportunity Fund (formerly Managers Global Bond Fund) (the “Fund”). The Fund will deduct a 1.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2012, the Fund had redemption fees amounting to $874.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in suchsecurities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

19

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2012, the Fund did not have any overdraft fees.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense was reduced by $8.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012and 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,300,592	$850,157
Short-term capital gains	—	—
Long-term capital gains	—	—

Total	$1,300,592	$850,157

20

Notes to Financial Statements (continued)

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$3,261,188
Undistributed ordinary income	73,333
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	20,992

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2012 and for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2012, the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed, or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
	Short-Term	Long-Term	December 31,
(Pre-Enactment)	$31,468	—	2016
(Pre-Enactment)	2,196,208	—	2017
(Pre-Enactment)	1,033,512	—	2018

Total	$3,261,188	—

For the year ended December 31, 2012, the Fund utilized capital loss carryovers in the amount of $418,741.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: one owns 26.7%. Transactions by this shareholder may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The values of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment

21

Notes to Financial Statements (continued)

performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Loomis, Sayles & Co., L.P. which serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2012, the annual investment management fee rate, as a percentage of average daily net assets, was 0.70%.

Effective July 1, 2012, Managers Investment Group LLC has contractually agreed until at least May 1, 2014, to limit the Fund’s total annual operating expenses (exclusive of taxes interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of average daily net assets of the Fund. Immediately prior to July 1, 2012, the Fund had a contractual expense limitation of 1.10%.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. For the year ended December 31, 2012, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/11	$211,934
Additional Reimbursements	98,482
Repayments	—
Expired Reimbursements	(52,656)

Reimbursement Available - 12/31/12	$257,760

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive and additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2012, the Fund lent to other Managers Funds varying amounts not exceeding $1,032,942, for 5 days earning interest of $211. The interest amounts are included in the Statement of Operations as interest income. For the same period, the Fund did not borrow from any other Managers Funds. At December 31, 2012 the Fund had no loans outstanding.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2012, were $20,711,745 and $14,774,995, respectively. Purchases and sales of U.S. Government obligations for the year ended December 31, 2012, were $4,847,610 and $1,912,003, respectively.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional

22

Notes to Financial Statements (continued)

collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012, the Fund participated in the program.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has had no prior claims or losses and expects the risk of material loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Schedule of Portfolio Investments. For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

For the year ended December 31, 2012
Financial futures contracts:
Average number of contracts purchased	2
Average number of contracts sold	8
Average notional value of contracts purchased	$232,785
Average notional value of contracts sold	$1,014,962
Foreign currency exchange contracts:
Average US dollar amounts purchased/sold	$3,436,500

8.	Forward Foreign Currency Contracts

During the year ended December 31, 2012, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9.	Futures Contracts

The Fund entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

23

Notes to Financial Statements (continued)

10.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Fund’s financial statements and disclosures.

11.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance of the Fund’s financial statements,

which require additional disclosure in the Fund’s financial statements.

Tax Information(unaudited)

Managers Global Income Opportunity Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2012 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Global Income Opportunity Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such fiscal year.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Global Income Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Global Income Opportunity Fund (formerly Managers Global Bond Fund) (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

25

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 37 Funds in Fund Complex	Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds, LLC, (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 08654

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847 Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Managers Bond Fund	$63,116	$69,012
Managers Global Income Opportunity Fund*	$28,697	$24,767
Managers Special Equity Fund	$27,878	$22,782

*	Formerly known as Managers Global Bond Fund

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Managers Bond Fund	$9,000	$9,190
Managers Global Income Opportunity Fund*	$9,000	$10,200
Managers Special Equity Fund	$7,000	$7,340

*	Formerly known as Managers Global Bond Fund

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2012 and $0 for fiscal 2011, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)    According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2)	None.

(f)	Not applicable.

(g)    The aggregate fees billed by PwC in 2012 and 2011 for non-audit services rendered to the Funds and Fund Service Providers were $91,000 and $90,730, respectively. For the fiscal year ended December 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2011, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $64,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)    The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

Not applicable.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: March 11, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: March 11, 2013